UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds

(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703.469.1040

William Ginivan
General Counsel
Friedman, Billings, Ramsey Group, Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209

(Name and address of agent for service)

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form NCSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

THE FBR FUNDS

FBR Pegasus FundTM
FBR Pegasus Mid Cap FundTM
FBR Pegasus Small Cap FundTM

FBR Large Cap Financial Fund
FBR Large Cap Technology Fund
FBR Focus Fund
FBR Small Cap Financial Fund
FBR Small Cap Technology Fund
FBR Gas Utility Index Fund
FBR Fund for Government Investors

Annual Report
October 31, 2007

[THIS PAGE INTENTIONALLY LEFT BLANK]

The FBR Funds

Annual Letter to Shareholders

Dear Shareholder,

Equity markets delivered healthy gains during the reporting period despite a rise in volatility that crept into the markets at the tail-end of the summer. The S&P 500 Index, a broad measure of the market, finished our fiscal year in positive territory gaining 14.56%. Energy and materials sectors led the markets, as many commodities rallied amidst increasing worldwide demand, investor speculation, and geopolitical fears of supply disruptions. Financial services and consumer discretionary were the worst performing groups over the reporting period. The weakening U.S. housing market and the fallout from the subprime lending crisis subdued the earnings outlook of these sectors.

While our outlook for equities in general is favorable, we are mindful of recent developments in the credit and fixed income markets. Years of “reaching for yield” coupled with reduced credit standards has created stress across the entire lending industry. Increasing numbers of consumers are simply not able to make timely payments on their borrowed money. This stress is making credit less available as lenders tighten underwriting standards.

We believe the growth and stability of our economy is increasingly dependent on a healthy lending system. With increased loan delinquencies, charge-offs, and write downs, we must be prepared to weather the negative economic consequences. We anticipate the period ahead will be challenging, but full of opportunities. We look to take advantage of the eventual recovery in credit conditions which will lead to an improved outlook for the economy and earnings growth.

A number of noteworthy internal events took place this fiscal year. First, we have begun to consolidate our fund administration and custodial service providers. The results of these actions should be realized in the form of reduced shareholder costs in the years ahead. Second, we reopened our very successful FBR Small Cap Fund (FBRVX) to all investors in January 2007. We have repositioned the Fund by changing its name to the FBR Focus Fund, effective November 1, 2007, and removing any reference to market capitalizations in the investment policy, which takes effect January 1, 2008. Third, we have expanded our marketing and distribution capabilities in an effort to increase the awareness and visibility of our products across the entire marketplace.

Finally, in February 2007 we further diversified our product offerings with the launch of two new Funds, the Pegasus Mid Cap (FBRMX) and Pegasus Small Cap (FBRYX) Funds. We are pleased with the initial performance of these Funds which we attribute to our disciplined value approach to investing. We believe that our commitment to this approach over multiple market cycles, regardless of market sector and capitalization, will be a crucial factor in producing solid long-term results.

Our investing process and philosophy remain well anchored. We are investors in companies, not traders of stocks. We do not attempt to time the latest market trends or fads. We believe that superior equity returns are driven by consistent and growing profitability. Consistent and growing profits begin with conservative accounting, aversion to debt, a low cost operating structure, a simple business model and an overall philosophy of building for the long-term.

As in prior years, what follows is a discussion from each of our portfolio managers with respect to their Fund’s performance over our fiscal year and their outlook going forward.

All of us at The FBR Funds want to thank you for your continued support, and we look forward to serving your investment needs in the years ahead. If you would like more frequent and timely updates, fbrfunds.com provides daily prices, monthly performance data, fund news and other updates. As always, we welcome your questions and comments. You can reach us via e-mail at fbrfundsinfo@fbr.com or toll free at 888.200.4710.

Sincerely,

David Ellison
President, Chief Investment Officer and Trustee
The FBR Funds

The FBR Funds

FBR Pegasus FundTM
Management Overview

Portfolio Manager: Robert C. Barringer, CFA and Ryan Kelley, CFA

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2007, the FBR Pegasus FundTM returned 17.52%. This compares to the Lipper Multi-Cap Value Fund Index and the S&P 500 Index, which returned 9.33% and 14.56% for the same period respectively.

What factors contributed to the Fund’s performance?

During the past year, our Fund benefited from its exposure to the information technology, energy, materials, and industrial sectors. Specifically, energy and materials continued to perform very well this year for us. Additionally, the Fund benefited from its underexposure to all four of the worst performing sectors of the broader market, namely the consumer discretionary, consumer staples, financial, and health care sectors.

Financials were the largest drag on the market this year, given the difficult operating environment created by challenged credit and housing markets. We began the year overweight financials, and significantly reduced our exposure in May and June from approximately 25% of the portfolio to 17% and eventually down to 14% as of the end of October. The S&P 500 financial sector peaked during the last week of May, roughly concurrent with the beginning of our reduction in exposure to the sector. As of the end of the fiscal year, we are approximately 25% underweight financials relative to the S&P 500 Index.

Our disciplined stock selection process and attention to sector exposure continues to drive our Fund’s out performance. For example, while we were underweight consumer stocks, the S&P 500’s second worst performing sector, two of the Fund’s top performing stocks for the year were categorized as consumer discretionary stocks, one tied to education services and one to electronics.

What is the outlook for the Fund?

We remain enthusiastic about the outlook for the Fund. As demonstrated above, our disciplined and consistent investment process and ability to under- or over-weight specific sectors of the market, allows us to maintain our long-term orientation and construct a well-rounded and balanced portfolio. Our focus on stocks with sound business models, improving fundamentals and attractive valuations affords us the confidence to make investments within underperforming sectors and avoid market bubbles, while preserving capital in declining markets.

Currently, we are invested in certain segments of the market that have been largely in favor this year: large-cap companies, technology companies, companies tied to hard assets and utilities. We believe that our investments in the financial and consumer discretionary sectors are positioned to benefit from the eventual recovery in credit conditions. In addition, we currently have higher than normal levels of cash, which will allow us to

The FBR Funds

FBR Pegasus FundTM
 Management Overview (continued)

opportunistically take advantage of any temporary price corrections in our favorite stocks. Overall, we are confident in our investment process and in our Fund’s position as we head into 2008, despite uncertainties that exist in the market.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus FundTM

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2007(4)
		Annualized
		Since
	One Year	Inception(5)

FBR Pegasus FundTM(1)(2)	17.52%	18.40%
S&P 500 Index(1)(3)	14.56%	14.62%
Lipper Multi-Cap Value Fund Index(1)(3)	9.33%	12.75%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Multi-Cap Value Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Lipper Multi-Cap Value Fund Index is an equally weighted index of the largest thirty funds within the multi-cap value fund classification as defined by Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period November 15, 2005 (commencement of investment operations) through October 31, 2007.

The FBR Funds

FBR Pegasus FundTM
 Portfolio Summary
October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Information Technology	20.0%
Financials	14.8%
Consumer Discretionary	11.0%
Energy	10.6%
Health Care	9.5%
Consumer Staples	9.4%
Industrials	7.9%
Short-term Investments	5.3%
Utilities	5.1%
Materials	4.1%
Telecommunication Services	2.3%

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 88.8%
	Consumer Discretionary — 10.3%
1,600	Abercrombie & Fitch Co., Class A	$126,720
6,000	American Eagle Outfitters, Inc.	142,680
2,850	Apollo Group, Inc., Class A*	225,891
2,200	Garmin Ltd.	236,280
4,000	Lowe’s Companies, Inc.	107,560
4,600	Target Corp.	282,256
11,500	The Gap, Inc.	217,350

		1,338,737

	Consumer Staples — 8.8%
3,500	Campbell Soup Co.	129,430
1,100	Hormel Foods Corp.	40,128
4,400	The Coca-Cola Co.	271,744
1,800	The Procter & Gamble Co.	125,136
4,400	Wal-Mart Stores, Inc.	198,924
1,300	Whole Foods Market, Inc.	64,402
5,200	Wm. Wrigley Jr. Co.	320,684

		1,150,448

	Energy — 9.9%
2,277	Apache Corp.	236,376
5,300	Chesapeake Energy Corp.	209,244
2,350	ConocoPhillips	199,656
900	Devon Energy Corp.	84,060
1,025	ENSCO International, Inc.	56,877
1,275	Newfield Exploration Co.*	68,646
3,285	Occidental Petroleum Corp.	226,829
2,398	Royal Dutch Shell PLC, Class A ADR	209,849

		1,291,537

	Financials — 13.9%
3,300	ACE Ltd.	200,013
2,800	American Express Co.	170,660
2,725	Ameriprise Financial, Inc.	171,621
4,000	Bank of America Corp.	193,120
1,110	Comerica, Inc.	51,815

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Financials — 13.9% (continued)
1,451	Morgan Stanley	$97,594
1,900	NYSE Euronext, Inc.	178,353
3,800	SEI Investments Co.	120,156
3,400	T. Rowe Price Group, Inc.	218,415
2,119	The Hartford Financial Services Group, Inc.	205,607
5,900	Wells Fargo & Co.	200,659

		1,808,013

	Health Care — 8.9%
7,400	Applera Corp. - Applied Biosystems Group	274,836
2,900	AstraZeneca PLC ADR	142,390
4,450	Eli Lilly and Co.	240,968
2,850	Novartis AG ADR	151,535
2,810	Novo Nordisk A/S ADR	350,378

		1,160,107

	Industrials — 7.4%
3,500	3M Co.	302,260
2,925	Burlington Northern Santa Fe Corp.	254,914
2,050	Cummins, Inc.	245,918
3,700	Fastenal Co.	164,576

		967,668

	Information Technology — 18.9%
4,100	Accenture Ltd., Class A	160,105
1,450	Apple, Inc.*	275,428
3,200	Automatic Data Processing, Inc.	158,592
4,000	Canon, Inc. ADR	202,280
7,000	Cisco Systems, Inc.*	231,420
9,700	Intel Corp.	260,930
2,885	Kyocera Corp. ADR	246,610
8,500	Microsoft Corp.	312,884
2,000	NAVTEQ Corp.*	154,400
12,500	Oracle Corp.*	277,124
5,700	Total System Services, Inc.	170,772

		2,450,545

The FBR Funds

FBR Pegasus FundTM
 Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Materials — 3.8%
1,888	Arcelor Mittal, Class A NYS	$150,946
1,850	Freeport-McMoRan Copper & Gold, Inc.	217,708
2,600	Teck Cominco Ltd., Class B	130,000

		498,654

	Telecommunication Services — 2.2%
2,400	America Movil S.A.B. de C.V., Series L ADR	156,936
1,900	BT Group PLC ADR	129,371

		286,307

	Utilities — 4.7%
2,476	Edison International	143,831
5,200	Mirant Corp.*	220,272
2,675	PG&E Corp.	130,888
1,992	Sempra Energy	122,528

		617,519

	Total Common Stocks (Cost $10,234,069)	11,569,535

PAR

	REPURCHASE AGREEMENT — 5.0%
$653,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $653,081 on 11/1/07, collateralized by U.S. Treasury Bond, 8.75% due 5/17/17, value $110,325, U.S. Treasury Note, 3.375% due 9/15/09, value $53,126, U.S. Treasury Bill, 3.89% due 4/10/08, value $502,393 (Cost $653,000)	653,000

	Total Investments — 93.8% (Cost $10,887,069)	12,222,535

	Other Assets Less Liabilities — 6.2%	814,327

	Net Assets — 100.0%	$13,036,862

*	Non-income producing security
ADR	American Depositary Receipts
NYS	New York Shares
Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Pegasus Mid Cap FundTM
Management Overview

Portfolio Manager: Ryan Kelley, CFA

Over the recent fiscal year, how did the Fund perform?

For the period from the Fund’s inception on February 28, 2007 to October 31, 2007, the FBR Pegasus Mid Cap FundTM returned 13.00%. This compares to the Lipper Mid-Cap Core Fund Index and the Russell Midcap Index, which returned 8.71% and 7.44% for the same period respectively.

What factors contributed to the Fund’s performance?

The inception date of the Pegasus Mid Cap Fund, February 28, 2007, coincided with a strong downturn in the overall market. We patiently began to make investments during the early March downturn as opportunities presented themselves. A recovery in the broad equity market ensued and lasted through the end of our fiscal year. The Fund outperformed its indices during this time, leading to our strong inception-to-date performance record.

We attribute our Fund’s out performance as much to the stocks and sectors that we did not own as to those we did. The Fund benefited from a lack of exposure to the two worst performing sectors of the market, namely the consumer discretionary and financial sectors. Financials lagged the broader market given the difficult operating environment caused by challenged credit and housing markets, while the market remained concerned about the consumer’s ability and desire to continue spending robustly. Interestingly, though, two of our top ten performing stocks were categorized as consumer discretionary companies, including an auto parts producer and a turnaround department store.

Our exposure to the materials and industrial sectors also contributed to our strong performance. These two sectors were the second and third best performing sectors of the market for the reporting period. Four of the Fund’s top ten performing stocks were categorized within these two sectors. While we were underweight the best performing sector, energy, many of the Fund’s energy investments made significant positive contributions to overall performance.

What is the outlook for the Fund?

We believe that the outlook for our Fund remains attractive. As shown above, our balanced approach to portfolio management and our ability to under- or over-weight specific sectors of the market allow us to manage the portfolio for the long-term while performing well compared to our peers. Our stock selection process leads us to find certain companies within a potentially underperforming sector that have productive business economics and a sound financial condition.

We strive to provide solid long-term returns for our shareholders while protecting against the downside and exhibiting a lower level of volatility. Throughout the first eight-months,

The FBR Funds

FBR Pegasus Mid Cap FundTM
Management Overview (continued)

the Fund outperformed the Russell Midcap Index in two out of every three days that the index was down. Furthermore, our downside capture percent was approximately 80%, meaning that for every 1% drop in the index, the Fund only moved down approximately 0.80%. We continue to aim for these types of metrics, which become integral parts of our stock selection process.

Currently, we are invested in segments of the market that have been largely in favor this year; technology companies and companies tied to hard assets. While still underweight in the consumer discretionary and financial sectors, we believe that we own certain stocks within those sectors that will benefit from any turnaround in 2008. In addition, we currently have higher than normal levels of cash with which to take advantage of price dips of our favorite stocks. Overall, we are confident in our investment process and in our Fund’s position as we head into 2008.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus Mid Cap FundTM

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Period Ended October 31, 2007(4)

Cumulative
Since
Inception(5)

FBR Pegasus Mid Cap FundTM(1)(2)	13.00%
Russell Midcap Index(1)(3)	7.44%
Lipper Mid-Cap Core Fund Index(1)(3)	8.71%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Mid-Cap Core Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which representing approximately 31% of the total market-capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the mid-cap core fund classification as defined by Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 28, 2007 (commencement of investment operations) through October 31, 2007.

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio Summary
 October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Information Technology	21.6%
Financials	12.9%
Health Care	10.8%
Industrials	10.5%
Consumer Discretionary	8.3%
Short-term Investments	8.1%
Materials	7.9%
Energy	7.4%
Utilities	5.7%
Consumer Staples	4.4%
Telecommunication Services	2.4%

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments
 October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 84.9%
	Consumer Discretionary — 7.7%
435	Abercrombie & Fitch Co., Class A	$34,452
1,700	American Eagle Outfitters, Inc.	40,426
1,100	Big Lots, Inc.*	26,378
820	Magna International, Inc., Class A	77,703
1,900	Saks, Inc.*	40,204
750	Tiffany & Co.	40,635
425	VF Corp.	37,030

		296,828

	Consumer Staples — 4.1%
1,400	Alberto-Culver Co.	36,386
1,525	BJ’s Wholesale Club, Inc.*	54,717
585	Bunge Ltd.	67,386

		158,489

	Energy — 6.9%
1,000	ENSCO International, Inc.	55,490
675	Helmerich & Payne, Inc.	21,344
2,000	Hercules Offshore, Inc.*	54,080
250	Overseas Shipholding Group, Inc.	18,600
825	Pioneer Natural Resources Co.	42,092
190	SEACOR Holdings, Inc.*	17,414
2,100	W&T Offshore, Inc.	56,321

		265,341

	Financials — 11.9%
1,600	Annaly Capital Management, Inc.	27,344
1,050	Astoria Financial Corp.	27,290
525	Capitol Federal Financial	17,341
6,950	Hudson City Bancorp, Inc.	108,836
725	Marshall & Ilsley Corp.	30,958
1,265	T. Rowe Price Group, Inc.	81,263
250	The Hanover Insurance Group, Inc.	11,518
2,825	Unum Group	65,936
3,750	Washington Federal, Inc.	90,599

		461,085

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments (continued)
 October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Health Care — 10.0%
210	Bio-Rad Laboratories, Inc., Class A*	$20,282
975	C.R. Bard, Inc.	81,520
1,175	Forest Laboratories, Inc.*	45,907
1,450	Kinetic Concepts, Inc.*	87,145
1,150	Techne Corp.*	75,026
1,600	Varian Medical Systems, Inc.*	78,032

		387,912

	Industrials — 9.7%
2,375	Copart, Inc.*	91,152
360	Cummins, Inc.	43,186
950	Fastenal Co.	42,256
2,250	Graco, Inc.	88,560
1,050	Kubota Corp. ADR	44,205
875	Pall Corp.	35,061
400	Ritchie Bros. Auctioneers, Inc.	29,932

		374,352

	Information Technology — 19.8%
4,600	Check Point Software Technologies Ltd.*	116,196
2,500	Cognos, Inc.*	125,824
1,700	FactSet Research Systems, Inc.	119,884
2,450	Global Payments, Inc.	116,522
1,300	Ingram Micro, Inc., Class A*	27,612
4,000	Jack Henry & Associates, Inc.	116,880
900	Novellus Systems, Inc.*	25,569
1,200	QLogic Corp.*	18,636
750	TDK Corp. ADR	61,673
850	THQ, Inc.*	23,027
1,475	Vishay Intertechnology, Inc.*	18,570

		770,393

	Materials — 7.3%
600	Compania de Minas Buenaventura S.A.A. ADR	34,446
3,700	Domtar Corp.*	31,746
530	Freeport-McMoRan Copper & Gold, Inc., Class B	62,370
1,125	Sigma-Aldrich Corp.	58,129

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments (continued)
 October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Materials — 7.3% (continued)
3,250	Stora Enso Oyj ADR	$59,833
1,000	Ternium S.A. ADR	36,930

		283,454

	Telecommunication Services — 2.2%
1,475	NeuStar, Inc., Class A*	50,445
525	Telephone and Data Systems, Inc.	36,645

		87,090

	Utilities — 5.3%
625	Energen Corp.	40,000
250	Pinnacle West Capital Corp.	10,100
700	Questar Corp.	39,956
475	SCANA Corp.	19,280
600	Sempra Energy	36,906
675	Westar Energy, Inc.	17,969
1,800	Xcel Energy, Inc.	40,590

		204,801

	Total Common Stocks (Cost $2,923,460)	3,289,745

PAR

	REPURCHASE AGREEMENT — 7.5%
$289,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $289,036 on 11/1/07, collateralized by U.S. Treasury Bond, 8.75% due 5/15/17, value $48,827, U.S. Treasury Note, 3.375% due 9/15/09, value $23,512, U.S. Treasury Bill, 3.89% due 4/10/08 value $222,345 (Cost $289,000)	289,000

	Total Investments — 92.4% (Cost $3,212,460)	3,578,745

	Other Assets Less Liabilities — 7.6%	294,082

	Net Assets — 100.0%	$3,872,827

*	Non-income producing security
ADR	American Depositary Receipts
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with
Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Pegasus Small Cap FundTM
Management Overview

Portfolio Manager: Robert C. Barringer, CFA

Over the recent fiscal year, how did the Fund perform?

For the period from the Fund’s inception on February 28, 2007 to October 31, 2007, the FBR Pegasus Small Cap FundTM returned 18.50%. This compares to the Lipper Small-Cap Growth Fund Index and the Russell 2000 Index, which returned 14.78% and 5.22% for the same period respectively.

What factors contributed to the Fund’s performance?

The Pegasus Small Cap Fund commenced operations four-months after the beginning of our fiscal year on February 28, 2007. As a result, the performance of the Fund and its relevant indices reflects the eight months ended October 31, 2007, not the entire fiscal year.

In the first half of the year, small-cap valuations were supported by the continuation of takeover and private equity speculation. The Fund participated in the M&A activity as a handful of portfolio companies agreed to be acquired, such as Webex Communications, Hyperion Solutions, Chapparal Steel and International Securities Exchange. It is not our intention to construct a portfolio based on the prospects of a company being acquired. However, ownership of takeover candidates is a natural byproduct of our investment philosophy, which focuses on owning stocks with sound business models, improving fundamentals and attractive valuations. Sometimes our investment process leads us to companies that strategic buyers or private equity investors find attractive for the very same attributes that we value.

The Fund benefited from its lack of exposure to the hardest hit areas in the financial and consumer related sectors of the market relative to its benchmark. At the same time, strong stock selection allowed the Fund to own a distinct group of solid performing companies across a variety of market sectors. We attribute our solid near-term performance to our disciplined, fundamental value approach to investing.

What is the outlook for the Fund and the small cap sector?

We believe that the long-term outlook for small-caps remains strong despite the expectation for a lower return environment and the resurgence of investor interest in high quality large-cap multi-national companies. This year, certain sectors and industries have been particularly hard hit, such as companies engaged in mortgage related activities. This backdrop has led to general fears surrounding the sustainability of consumer spending and its impact on the growth of the economy.

Even in the face of moderating economic growth, we continue to believe there are always opportunities to uncover attractive investment opportunities in the small-cap segment of the market. The investment approach employed to manage the Fund attempts to consistently

The FBR Funds

FBR Pegasus Small Cap FundTM
Management Overview (continued)

identify companies with strong balance sheets, high levels of free cash flow, and reasonable valuations that have a chance to grow at an above average secular growth rate over a longer period of time.

In times of higher volatility, careful stock selection becomes a critical factor in producing consistent long-term results. We believe continued market volatility into 2008 and our disciplined investment process will provide us with many opportunities to buy a wide range of outstanding small-cap businesses at attractive prices.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus Small Cap FundTM

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Period Ended October 31, 2007(4)
Cumulative
Since
Inception(5)

FBR Pegasus Small Cap FundTM(1)(2)	18.50%
Russell 2000 Index(1)(3)	5.22%
Lipper Small-Cap Growth Fund Index(1)(3)	14.78%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Small-Cap Growth Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization. The Lipper Small-Cap Growth Fund Index is an equally weighted index of the largest thirty funds within the small-cap fund classification as defined by Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 28, 2007 (commencement of investment operations) through October 31, 2007.

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio Summary
October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Information Technology	25.8%
Short-term Investments	15.0%
Industrials	12.1%
Financials	11.7%
Consumer Discretionary	11.1%
Health Care	8.3%
Materials	6.6%
Energy	5.0%
Utilities	2.4%
Consumer Staples	2.0%

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 88.3%
	Consumer Discretionary — 11.6%
1,350	Dick’s Sporting Goods, Inc.*	$45,050
800	Global Sources Ltd.*	25,928
1,900	Interactive Data Corp.	61,066
2,150	Monarch Casino & Resort, Inc.*	65,769
875	Morningstar, Inc.*	65,118
900	O’Reilly Automotive, Inc.*	29,718
1,550	Sotheby’s	83,963
675	Strayer Education, Inc.	125,860
600	Tempur-Pedic International, Inc.	21,600
700	The Gymboree Corp.*	23,821
300	Under Armour, Inc., Class A*	18,675

		566,568

	Consumer Staples — 2.1%
2,000	American Oriental Bioengineering, Inc.*	27,540
500	Herbalife Ltd.	22,045
1,000	The Boston Beer Company, Inc., Class A*	52,250

		101,835

	Energy — 5.2%
200	Core Labatories N.V.*	29,188
1,350	Dril-Quip, Inc.*	71,996
1,050	Penn Virginia Corp.	50,820
1,800	St. Mary Land & Exploration Co.	76,248
650	Superior Energy Services, Inc.*	24,102

		252,354

	Financials — 12.2%
2,300	Astoria Financial Corp.	59,777
700	Calamos Asset Management, Inc., Class A	23,814
700	Cohen & Steers, Inc.	26,320
400	GAMCO Investors, Inc., Class A	24,764
300	GFI Group, Inc.*	25,896
450	Investment Technology Group, Inc.*	18,855
1,400	KBW, Inc.*	42,406
2,800	National Health Investors, Inc.	82,012

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Financials — 12.2% (continued)
2,400	optionsXpress Holdings, Inc.	$71,424
1,275	Taubman Centers, Inc.	75,059
1,500	Waddell & Reed Financial, Inc., Class A	49,830
4,000	Washington Federal, Inc.	96,640

		596,797

	Health Care — 8.7%
860	IDEXX Laboratories, Inc.*	104,731
1,500	Meridian Bioscience, Inc.	49,635
2,550	Techne Corp.*	166,361
350	Varian, Inc.*	25,862
1,700	VCA Antech, Inc.*	78,285

		424,874

	Industrials — 12.6%
2,000	Copart, Inc.*	76,760
600	Diana Shipping, Inc.	25,680
800	FreightCar America, Inc.	34,560
1,400	Genesee & Wyoming, Inc., Class A*	41,048
2,250	Graco, Inc.	88,560
600	Lincoln Electric Holdings, Inc.	43,350
3,700	Rollins, Inc.	112,369
1,100	The Genlyte Group, Inc.*	71,610
1,800	Watson Wyatt Worldwide, Inc., Class A	85,806
550	Woodward Governor Co.	36,850

		616,593

	Information Technology — 26.7%
2,000	Aladdin Knowledge Systems Ltd.*	47,900
600	ANSYS, Inc.*	23,286
1,550	Blackbaud, Inc.	41,773
1,600	Cognos, Inc.*	80,528
1,500	Cypress Semiconductor Corp.*	54,825
1,650	DealerTrack Holdings, Inc.*	80,999
1,800	FactSet Research Systems, Inc.	126,935
1,650	FLIR Systems, Inc.*	114,494
1,300	Global Payments, Inc.	61,828

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Information Technology — 26.7% (continued)
2,200	j2 Global Communications, Inc.*	$74,118
4,500	Jack Henry & Associates, Inc.	131,489
1,200	MICROS Systems, Inc.*	86,184
500	MicroStrategy, Inc., Class A*	49,165
4,000	Parametric Technology Corp.*	76,400
1,975	SPSS, Inc.*	75,050
2,900	Sybase, Inc.*	82,940
350	THQ, Inc.*	9,482
2,450	Wright Express Corp.*	94,815

		1,312,211

	Materials — 6.8%
1,300	Century Aluminum Co.*	75,647
725	Cleveland-Cliffs, Inc.	69,346
675	Eagle Materials, Inc.	26,669
800	NovaGold Resources, Inc.*	15,040
1,325	Schnitzer Steel Industries, Inc., Class A	87,543
400	Steel Dynamics, Inc.	21,288
1,075	Terra Industries, Inc.*	39,657

		335,190

	Utilities — 2.4%
1,000	AGL Resources, Inc.	39,530
1,400	ITC Holdings Corp.	80,135

		119,665

	Total Common Stocks ($3,707,401)	4,326,087

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
October 31, 2007

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENT — 15.6%
$766,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $766,095 on 11/1/07, collateralized by U.S. Treasury Bond, 8.75% due 5/15/17, value $129,417, U.S. Treasury Note, 3.375% due 9/15/09, value $62,319, U.S. Treasury Bill, 3.89% due 4/10/08 value $589,331 (Cost $766,000)	$766,000

	Total Investments — 103.9% (Cost $4,473,401)	5,092,087

	Liabilities Less Other Assets — (3.9%)	(192,373)

	Net Assets — 100.0%	$4,899,714

*	Non-income producing security
Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2007, the FBR Large Cap Financial Fund returned -4.59%. This compares to the Lipper Financial Services Fund Index and the S&P 500 Index, which returned -1.18% and 14.56% for the same period respectively.

What factors contributed to the Fund’s performance?

Large-cap financial stocks performed poorly relative to the broad market during the reporting period, and the FBR Large Cap Financial Fund was not immune to this underperformance.

Operating conditions in the industry deteriorated during the period. The primary driver was the slowing housing market, which negatively impacted credit trends. Most companies are seeing rising mortgage delinquencies, which is impacting earnings as these loans stop making payments and possibly enter foreclosure. These negative credit trends have also impacted many of the complex securities you have been hearing about in the news. These so called complex securities are nothing more than a bundle of loans that are going delinquent and/or entering foreclosure.

Adding to the reversal in credit was the increasing use of leverage and short-term funding to purchase these loan assets over the last few years. As leverage rises and the funding becomes more short-term, the room for error decreases and the risk of loss upon reversal of favorable conditions grows. With these favorable conditions reversing, risks have become apparent and have impacted the earnings outlook.

The participants in the market have recently grown fearful that excessive leverage and declining credit will produce a flood of financial bankruptcies. This fear has added volatility to the stock prices and lowered valuations relative to the company’s earnings and book value.

As I have said many times, I believe that credit and interest rate trends are the two primary factors that drive earnings in the financial space. Over the last year, interest rate changes have been somewhat favorable, but have been overwhelmed by deteriorating credit conditions and, in some cases, excessive leverage that has been well reported by the popular press.

In sum, over the last year negative earnings pressure has developed and the stocks have followed.

What is the outlook for the Fund and the financial services sector?

As I have outlined above, favorable credit trends have reversed, and the industry is under real earnings pressure for the first time in at least ten years.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview (continued)

Bad credit conditions do a number of unfortunate things to earnings. First, the loan stops paying and the interest earned before is no longer earned. Second, the company must spend time and money trying to get the customer to begin making payments again, and if that fails, spend even more money on lawyers taking the customer to foreclosure. Third, once the bank takes the house from the delinquent owner, it has to arrange to pay the taxes and insurance, mow the lawn, rake the leaves, and pay for heat and other sundry costs. Finally, the bank has to employ a broker to sell the house and this broker will need to be paid.

While bad credit conditions are increasing the costs, they are also adversely impacting management’s outlook. The industry’s response to these rising costs has been to tighten lending standards and make fewer loans to keep bad credit costs from growing further. We are seeing signs of credit tightening all around us, which has the effect of making things worse in the short-run. I believe we have an economy built on credit, and when credit is made less available after being overly abundant (like the last three years), the industry and possibly the overall economy will suffer in the near-term.

While the short-run will be difficult, a long-run opportunity in the financial sector is developing. With all the bad news concerning credit come the seeds for a recovery in credit conditions. Managements are, as you read this, correcting the mistakes of the last few years and watering the seeds of better credit trends in the future. The only open question is what the timing will be. How long will it take to fully reveal the credit losses and associated costs? My goal is to position the Fund to take advantage of this credit turn over the long-run, while protecting against possible further downside through the near-term.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2007(4)
			Annualized	Annualized
	One Year		Five Year	Ten Year

FBR Large Cap Financial Fund(1)(2)	(4.59%	)	8.93%	7.45%
S&P 500 Index(1)(3)	14.56%		13.86%	7.09%
Lipper Financial Services Fund Index(1)(3)	(1.18%	)	11.64%	7.26%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Financial Services Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Fund Index is an equally weighted index of the largest thirty funds within the financial services fund classification as defined by Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio Summary
 October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Short-term Investments	31.5%
Insurance	21.2%
Commercial Banks	17.4%
Thrifts and Mortgage Finance	13.9%
Real Estate Investment Trusts	6.0%
Capital Markets	5.5%
Diversified Financial Services	4.1%
Consumer Finance	0.4%

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments
 October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 67.8%
	Capital Markets — 5.5%
4,000	Ameriprise Financial, Inc.	$251,920
4,500	Northern Trust Corp.	338,445
3,500	State Street Corp.	279,195

		869,560

	Commercial Banks — 17.2%
7,000	BB&T Corp.	258,790
4,500	Comerica, Inc.	210,060
7,000	Commerce Bancorp, Inc.	285,250
9,000	KeyCorp.	256,050
2,000	M&T Bank Corp.	198,960
5,500	Marshall & Ilsley Corp.	234,850
3,000	SunTrust Banks, Inc.	217,800
5,500	Synovus Financial Corp.	144,980
7,500	U.S. Bancorp	248,700
4,500	UnionBanCal Corp.	243,045
5,000	Wachovia Corp.	228,650
6,500	Wells Fargo & Co.	221,065

		2,748,200

	Consumer Finance — 0.4%
1,000	Capital One Financial Corp.	65,590

	Diversified Financial Services — 4.1%
6,000	Bank of America Corp.	289,680
3,000	Citigroup, Inc.	125,700
8,000	Interactive Brokers Group, Inc., Class A*	230,960

		646,340

	Insurance — 20.9%
5,000	ACE Ltd.	303,050
4,000	American International Group, Inc.	252,480
7,500	Genworth Financial, Inc., Class A	204,750
6,000	Loews Corp.	294,540
4,500	MetLife, Inc.	309,825
4,500	Principal Financial Group, Inc.	304,515
2,500	Prudential Financial, Inc.	241,800

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Insurance — 20.9% (continued)
4,000	Safeco Corp.	$231,600
6,000	The Chubb Corp.	320,100
3,000	The Hartford Financial Services Group, Inc.	291,090
5,000	The Travelers Companies, Inc.	261,050
14,000	Unum Group	326,760

		3,341,560

	Real Estate Investment Trusts — 5.9%
55,500	Annaly Capital Management, Inc.	948,495

	Thrifts and Mortgage Finance — 13.8%
24,000	Astoria Financial Corp.	623,760
5,000	Fannie Mae (Federal National Mortgage)	285,200
5,500	Freddie Mac (Federal Home Loan)	287,265
42,000	Hudson City Bancorp, Inc.	657,720
18,000	Sovereign Bancorp, Inc.	259,740
3,000	Washington Mutual, Inc.	83,640

		2,197,325

	Total Common Stocks (Cost $10,621,059)	10,817,070

PAR

	REPURCHASE AGREEMENT — 31.0%
$4,949,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $4,949,615 on 11/1/07, collateralized by U.S. Treasury Bond, 8.75%, due 5/15/17, value $836,141, U.S. Treasury Note, 3.375%, due 9/15/09, value $402,634, U.S. Treasury Bill 3.89%, due 4/10/08, value $3,807,569 (Cost $4,949,000)	4,949,000

	Total Investments — 98.8% (Cost $15,570,059)	15,766,070

	Other Assets Less Liabilities — 1.2%	185,071

	Net Assets — 100.0%	$15,951,141

*	Non-income producing security

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Technology Fund
Management Overview

Portfolio Manager: David Ellison and Winsor Aylesworth

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2007, the FBR Large Cap Technology Fund returned 15.18%. This compares to the S&P 500 Index, the Lipper Science & Technology Fund Index and the NASDAQ Composite Index, which returned 14.56%, 29.71% and 21.75% for the same period respectively.

What factors contributed to the Fund’s performance?

For the first time in the Fund’s five year history, our performance was disappointing. Although the absolute return in excess of 15% is meaningful, our performance did not compare favorably against the Fund’s more traditional technology benchmarks. In hindsight, our conservative buy/sell process with an emphasis on valuation resulted in us selling many large-cap companies too early. Again, in hindsight, this resulted in a higher than average portfolio turnover as we reinvested the sale proceeds in more reasonably priced opportunities.

A couple of our investments did exceptionally well for the Fund. One was our investment in Apple Computer. As one of the leading consumer technology companies, Apple continues to have an outstanding record of growing its tangible book value with little or no leverage on its balance sheet. Apple’s ability to generate excitement and launch new products bodes well for continued growth.

Another investment or investment theme that did exceptionally well in 2007 was the technology sector’s response to the global warming dialogue. Our investment in the relatively young solar power industry has rewarded us well, as this industry grows with the increased demand for its products. A more subtle play has been our investment in the well established diesel engine manufacturer, Cummins Engine. By applying new technologies to a proven manufacturing process, their diesel engines have become more fuel-efficient and reliable while reducing emissions. These are two examples of how technological innovations are being applied to solve everyday problems.

What is the outlook for the Fund and the technology sector?

In reviewing last year’s letter, we said that the Fund was positioned to participate in any rally while providing downside protection in a market correction. While we did participate, there is always room for improvement. Since investing should be looked at over the long-term, we think the downside protection of owning well-capitalized, low leveraged, growing companies at reasonable valuations will reward investors over a full market cycle.

Although we can not predict the direction of the economy, which will always have periods of growth and correction, it is important to remember that it is the technology sector that

The FBR Funds

FBR Large Cap Technology Fund
Management Overview (continued)

produces both the new products that consumers crave and the solutions that we all need to resolve the world’s problems. To that end, we think an investment in the Fund should reward investors over the long-term.

We thank you for being a fellow investor.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2007(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Large Cap Technology Fund(1)(2)	15.18%	18.96%	9.82%
S&P 500 Index(1)(3)	14.56%	13.86%	7.68%
NASDAQ Composite Index(1)(3)	21.75%	17.29%	7.92%
Lipper Science & Technology Fund Index(1)(3)	29.71%	17.53%	5.28%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividend, and does not reflect sales charges or expenses, except for the Lipper Science & Technology Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The Lipper Technology & Science Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 1, 2002 (commencement of investment operations) through October 31, 2007.

The FBR Funds

FBR Large Cap Technology Fund
Portfolio Summary
October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Technology Hardware and Equipment	29.5%
Software and Services	15.9%
Pharmaceuticals, Biotechnology and Life Sciences	14.8%
Capital Goods	11.6%
Consumer Durables and Apparel	10.0%
Health Care Equipment and Services	7.5%
Semiconductors and Semiconductor Equipment	6.5%
Short-term Investments	2.6%
Commercial Services and Supplies	0.6%
Automobiles and Components	0.5%
Telecommunication Services	0.5%

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.7%
	Automobiles and Components — 0.5%
1,850	BorgWarner, Inc.	$195,564

	Capital Goods — 11.7%
14,500	3M Co.	1,252,220
46,500	ABB Ltd. ADR	1,405,230
3,200	Cummins, Inc.	383,872
2,000	First Solar, Inc.*	317,620
4,400	Pall Corp.	176,308
3,000	Quanta Services, Inc.*	99,000
11,000	Raytheon Co.	699,710
1,500	SunPower Corp., Class A*	189,690
4,300	Suntech Power Holdings Company Ltd. ADR*	253,227

		4,776,877

	Commercial Services and Supplies — 0.6%
6,000	Monster Worldwide, Inc.*	243,480

	Consumer Durables and Apparel — 10.0%
5,150	Garmin Ltd.	553,110
30,300	Koninklijke Philips Electronics N.V. NYS	1,252,602
55,898	Matsushita Electric Industrial Company Ltd. ADR	1,070,447
24,400	Sony Corp. ADR	1,206,824

		4,082,983

	Health Care Equipment and Services — 7.5%
11,500	Baxter International, Inc.	690,115
7,600	Becton, Dickinson and Co.	634,296
2,700	Cerner Corp.*	160,812
4,000	DENTSPLY International, Inc.	165,920
4,400	Hillenbrand Industries, Inc.	242,968
900	Intuitive Surgical, Inc.*	294,183
3,300	Kinetic Concepts, Inc.*	198,330
9,900	Stryker Corp.	702,900

		3,089,524

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Pharmaceuticals, Biotechnology and Life Sciences — 14.9%
4,500	Applera Corp. - Applied Biosystems Group	$167,130
5,800	Celgene Corp.*	382,800
1,450	Covance, Inc.*	119,625
5,000	Endo Pharmaceuticals Holdings, Inc.*	146,500
6,900	Forest Laboratories, Inc.*	269,583
19,000	Genentech, Inc.*	1,408,470
7,000	Genzyme Corp.*	531,790
13,000	Merck & Company, Inc.	757,380
4,300	Millennium Pharmaceuticals, Inc.*	50,826
15,905	Novartis AG ADR	845,669
4,600	Novo Nordisk A/S ADR	573,574
3,100	Pharmaceutical Product Development, Inc.	130,944
22,800	Schering-Plough Corp.	695,856

		6,080,147

	Semiconductors and Semiconductor Equipment — 6.4%
1	ASML Holding N.V. NYS*	35
5,600	Cypress Semiconductor Corp.*	204,680
50,000	Intel Corp.	1,345,000
5,400	MEMC Electronic Materials*	395,388
8,900	Microchip Technology, Inc.	295,213
12,525	NVIDIA Corp.*	443,134

		2,683,450

	Software and Services — 16.0%
5,550	Akamai Technologies, Inc.*	217,505
840	Baidu.com, Inc. ADR*	321,292
4,000	Citrix Systems, Inc.*	171,960
6,200	Cognizant Technology Solutions Corp., Class A*	257,052
4,182	Dassault Systemes S.A. ADR	258,908
31,300	eBay, Inc.*	1,129,930
31,000	Electronic Data Systems Corp.	669,290
2,140	Google, Inc., Class A*	1,512,979
3,600	Hewitt Associates, Inc., Class A*	127,008
5,200	KONAMI Corp. ADR	155,168
5,400	McAfee, Inc.*	223,290

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Software and Services — 16.0% (continued)
3,000	Salesforce.com, Inc.*	$169,110
8,400	Satyam Computer Services Ltd. ADR	254,940
4,500	Total System Services, Inc.	134,820
7,500	VMware, Inc., Class A*	936,225

		6,539,477

	Technology, Hardware and Equipment — 29.6%
2,500	Amphenol Corp., Class A	110,675
8,200	Apple Computer, Inc.*	1,557,589
5,700	Avnet, Inc.*	237,804
26,375	Canon, Inc. ADR	1,333,784
2,000	CommScope, Inc.*	94,340
40,550	Corning, Inc.	984,149
43,500	EMC Corp.*	1,104,465
6,000	F5 Networks, Inc.*	216,180
15,000	Flextronics International Ltd.*	184,650
8,000	Ingram Micro, Inc., Class A*	169,920
6,700	Jabil Circuit, Inc.	145,591
59,200	Motorola, Inc.	1,112,368
33,739	QUALCOMM, Inc.	1,441,666
9,750	Research In Motion Ltd.*	1,213,973
5,000	Ricoh Company Ltd. ADR	491,000
14,800	Seagate Technology	412,032
24,200	Tellabs, Inc.*	213,202
5,500	Teradata Corp.*	156,915
26,025	Tyco Electronics Ltd.	928,312

		12,108,615

	Telecommunication Services — 0.5%
2,100	United States Cellular Corp.*	197,715

	Total Common Stocks (Cost $36,363,629)	39,997,832

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENT — 2.5%
$1,013,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $1,013,126 on 11/1/07, collateralized by U.S. Treasury Bond, 8.75%, due 5/15/17, value $171,148, U.S. Treasury Note, 3.375%, due 9/15/09, value $82,414, U.S. Treasury Bill, 3.89% due 4/10/08, value $779,363 (Cost $1,013,000)	$1,013,000

	Total Investments — 100.2% (Cost $37,376,629)	41,010,832

	Liabilities Less Other Assets — (0.2%)	(75,994)

	Net Assets — 100.0%	$40,934,838

*	Non-income producing
ADR	American Depositary Receipts
NYS	New York Shares

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Focus Fund
Management Overview

Investment Sub Adviser: Akre Capital Management, LLC

Portfolio Manager: Charles T. Akre, Jr.

In our last letter, we reported that the Fund’s large cash position could hinder short-term results in an up market, and help results in a down market. Since then, credit and housing problems have taken center stage and the stock market’s direction has been decidedly down. By reopening the Fund in January, we were fortunate to have the opportunity to build cash for just such a situation.

In our experience, it is during periods of economic and market distress that investors can create the most value. Great businesses can go from overvalued, to undervalued, to throwaway prices that could never be imagined in better times. We do not know what the coming year holds for the market and economy, but believe that we are well positioned to take advantage of opportunities with nearly 25% of the Fund in cash. We are beginning to see attractively valued companies for the first time in a long time, and we have begun judiciously adding stocks to the portfolio.

The market downturn that created the aforementioned opportunities also impacted a few of our portfolio holdings during calendar 2007. We own several companies with revenues tied to the domestic housing and consumer sectors whose share prices have reflected the current negative sentiment associated with these sectors. Our positive contributors included our long-term holding, Penn National Gaming, which announced it would be acquired in June 2007. As always, we focus on business fundamentals and corresponding valuations and at times will invest in sectors which may be out of favor. (For complete information concerning the Fund’s performance during the reporting period, please see the performance chart and table which follows this discussion)

Since our last report, we (Akre Capital Management in concurrence with The FBR Funds) have chosen to change the name of the FBR Small Cap Fund to the FBR Focus Fund, effective November 1, 2007. By removing any reference to market capitalization in the prospectus, effective January 1, 2008, we will be freed from restrictions that limited our ability to maintain cash balances and make investment decisions that we think are best for shareholders. Further, we think that the new name better represents one of the more distinctive aspects of the Fund – its concentrated portfolio of our top ideas.

Some investors have been confused by our name change, and the lack of investment restrictions that the change implies. We want to be clear that it is “business as usual” for the Fund. We are strict adherents to the investment philosophy and research process that have served us so well to this point. We remain focused on a very select group of outstanding small- and mid-cap companies that we believe are likely to grow intrinsic value at above average rates for many years to come.

The FBR Funds

FBR Focus Fund
Management Overview (continued)

Please note that we wrote “small- and mid-cap” companies. Despite the prior Fund name, we have never been restricted to owning only small-cap stocks. Our charter has always permitted that 20% of the Fund’s net assets could be invested in companies with market caps above three billion dollars. Our new charter removes this 20% restriction, which we had been bumping up against for some time due to appreciation of many key holdings.

At Akre Capital Management we remain shareholders of the Fund for not only our own accounts, but also for the accounts of many of our family members. Our aggregate holdings are squarely in the seven figure range. Our goal remains unchanged, and that is to compound our shareholders’ capital at above average rates with below average risk.

In our mid year letter, we suggested that we might ask to close the Fund sometime soon. Given the current investment environment, we see no reason to request a close.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Focus Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2007(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Focus Fund(1)(2)	17.72%	23.21%	14.88%
Russell 2000 Index(1)(3)	9.27%	18.67%	8.01%
Lipper Small-Cap Growth Fund Index(1)(3)	21.54%	17.30%	7.13%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are umanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Small-Cap Growth Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization. The Lipper Small-Cap Growth Fund Index is an equally weighted index of the largest thirty funds within the small-cap fund classification as defined by Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Focus Fund
Portfolio Summary
October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Consumer Discretionary	39.5%
Short-term Investments	23.0%
Financials	14.2%
Telecommunication Services	11.6%
Industrials	4.9%
Energy	4.5%
Utilities	1.4%
Information Technology	0.6%
Health Care	0.3%

The FBR Funds

FBR Focus Fund
Portfolio of Investments
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 77.0%
	Consumer Discretionary — 39.6%
4,045,374	99 Cents Only Stores* †	$43,487,771
1,600,000	Bally Technologies, Inc.*	64,528,000
3,000,000	CarMax, Inc.*	62,610,000
603,800	Dover Motorsports, Inc.	3,888,472
20,000	International Game Technology	872,200
60,000	International Speedway Corp., Class A	2,665,800
19,000	International Speedway Corp., Class B	838,375
555,943	Isle of Capri Casinos, Inc.*	11,257,846
992,000	Monarch Casino & Resort, Inc.* †	30,345,280
598,846	O’Reilly Automotive, Inc.*	19,773,895
4,100,000	Penn National Gaming, Inc.*	253,174,999
1,621,407	Pinnacle Entertainment, Inc.*	47,345,084
1,725,000	Pool Corp.	40,675,500
157,500	Shuffle Master, Inc.*	2,154,600
234,861	Station Casinos, Inc.	21,090,518
600,000	Toll Brothers, Inc.*	13,746,000

		618,454,340

	Energy — 4.5%
397,890	MarkWest Hydrocarbon, Inc.	24,064,387
423,600	Penn Virginia Corp.	20,502,240
1,300,000	Peyto Energy Trust	25,734,399

		70,301,026

	Financials — 14.0%
1,350,000	AmeriCredit Corp.*	19,048,500
50,000	Bank of Florida Corp.*	686,500
80	Berkshire Hathaway, Inc., Class B*	353,120
526,606	Encore Capital Group, Inc.*	6,008,574
1,849,575	Flagstone Reinsurance Holdings Ltd.	24,266,424
200,000	HFF, Inc., Class A*	2,010,000
393,500	Hilb Rogal and Hobbs Co.	17,341,545
500,225	Hilltop Holdings, Inc.*	6,012,705

The FBR Funds

FBR Focus Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Financials — 14.0% (continued)
61,000	Investors Title Co.	$2,409,500
255,400	Markel Corp.*	138,738,388
32,214	White River Capital, Inc.*	612,066

		217,487,322

	Health Care — 0.3%
228,100	Bradley Pharmaceuticals, Inc.*	4,486,727

	Industrials — 4.9%
845,850	American Woodmark Corp.†	21,450,756
594,810	Dynamex, Inc.*†	17,653,961
640,900	Knight Transportation, Inc.	10,235,173
902,300	Simpson Manufacturing Company, Inc.	27,059,977

		76,399,867

	Information Technology — 0.6%
183,200	Iron Mountain, Inc.*	6,362,536
32,000	MICROS Systems, Inc.*	2,298,240

		8,660,776

	Telecommunication Services — 11.7%
4,107,256	American Tower Corp., Class A*	181,458,570

	Utilities — 1.4%
1,000,000	The AES Corp.*	21,410,000

	Total Common Stocks (Cost $631,430,412)	1,198,658,628

	PREFERRED STOCK — 0.3%
	Financials — 0.3%
200,000	ING Groep N.V., 6.125% (Cost $5,000,000)	4,390,000

The FBR Funds

FBR Focus Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENT — 23.2%
$361,064,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $361,108,832 on 11/1/07, collateralized by U.S. Treasury Bond, 8.75% due 5/15/17, value $61,002,337. U.S. Treasury Note, 3.375% due 9/15/09, value $29,374,931, U.S. Treasury Bill, 3.89% due 4/10/08, value $277,788,656 (Cost $361,064,000)	$361,064,000

	Total Investments — 100.5% (Cost $997,494,412)	1,564,112,628

	Liabilities Less Other Assets — (0.5%)	(7,773,185)

	Net Assets — 100.0%	$1,556,339,443

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2007, the FBR Small Cap Financial Fund returned -18.02%. This compares to the Lipper Financial Services Fund Index and the Russell 2000 Index, which returned -1.18% and 9.27% for the same period respectively.

What factors contributed to the Fund’s performance?

Small-cap financial stocks performed poorly relative to the market during the period and the Fund was not immune to this underperformance. The Fund performed quite poorly during the period, due primarily to its historical exposure to traditional mortgage lenders. This subset of the financial sector has been extremely hard hit by the negative trends that started to develop over the summer, which are described below and have been written about in abundance lately in the media. While I am disappointed in the Fund’s performance over the past year, I believe the Fund is positioned to benefit from the recovery that will develop in the mortgage market over the long-term.

Operating conditions in the industry deteriorated during the period. The primary driver was the slowing housing market, which negatively impacted credit trends and loan growth. Most companies are seeing rising mortgage delinquencies, which are negatively impacting earnings as these loans stop paying and possibly enter foreclosure. Loan originations have also slowed in response to these negative credit trends, and are impacting the near term growth outlook for the sector.

Adding to the reversal in credit was the increasing use of leverage and short-term funding to purchase these loan assets over the last few years. As leverage rises and the funding becomes more short-term, the room for error decreases and the risk of loss upon reversal of favorable conditions becomes significant. With these favorable conditions now reversing, risks have become apparent and have impacted the earnings outlook.

As I have said many times, I believe that credit and interest rate trends are the two primary factors that drive earnings in the financial space. Over the last year, interest rate changes have been somewhat favorable, but have been overwhelmed by deteriorating credit conditions and, in some cases, excessive leverage.

In sum, over the last year, earnings and growth have been negatively impacted and the stocks have followed.

What is the outlook for the Fund and the financial services sector?

As I have outlined above, favorable credit trends have reversed, and the industry is under real earnings pressure for the first time in at least ten years.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview (continued)

Bad credit conditions do a number of unfortunate things to earnings. First, the loan stops paying and the interest earned before is no longer earned. Second, the company must spend time and money trying to get the customer to begin making payments again, and if that fails, spend even more money on lawyers taking the customer to foreclosure. Third, once the bank takes the house from the delinquent owner, it has to arrange to pay the taxes and insurance, mow the lawn, rake the leaves, and pay for heat and other sundry costs. Finally, the bank has to employ a broker to sell the house and this broker will need to be paid.

While bad credit conditions are increasing the costs, they are also adversely impacting management’s outlook. The industry’s response to these rising costs has been to tighten lending standards and make fewer loans to keep bad credit costs from growing further. We are seeing signs of credit tightening all around us, which has the effect of making things worse in the short-run. I believe we have an economy built on credit, and when credit is made less available after being overly abundant (like the last three years) the industry and possibly the overall economy will suffer in the near-term.

While the short-run will be difficult, a long-run opportunity in the financial sector is developing. With all the bad news concerning credit come the seeds for a recovery in credit. Managements are, as you read this, correcting the mistakes of the last few years and watering the seeds of better credit trends in the future. The only open question is what the timing will be. How long will it take to fully reveal the credit losses and associated costs? My goal is to position the Fund to take advantage of this credit turn over the long-run, while protecting against possible further downside through the near-term.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2007(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Small Cap Financial Fund(1)(2)	(18.02%)	8.18%	9.53%
Russell 2000 Index(1)(3)	9.27%	18.67%	8.01%
Lipper Financial Services Fund Index(1)(3)	(1.18%)	11.64%	7.26%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Financial Services Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization. The Lipper Financial Services Fund index is an equally weighted index of the largest thirty funds within the financial services fund classification as defined by Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio Summary
October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Thrifts and Mortgage Finance	55.4%
Short-term Investments	20.1%
Real Estate Investment Trusts	15.3%
Commercial Banks	9.2%

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 79.9%
	Commercial Banks — 9.2%
120,242	Bancorp Rhode Island, Inc.	$4,068,990
2,900	Cascade Financial Corp.	44,834
45,000	FirstMerit Corp.	954,000
10,000	Frontier Financial Corp.	221,900
38,400	Harrington West Financial Group, Inc.	503,040
107,000	Investors Bancorp, Inc.*	1,605,000
142,263	Pacific Premier Bancorp, Inc.*	1,475,267
20,600	Patriot National Bancorp, Inc.	405,820
23,042	Southern First Bancshares, Inc.*	419,825
143,000	Sterling Financial Corp.	3,217,500
15,856	Taylor Capital Group, Inc.	410,036

		13,326,212

	Real Estate Investment Trusts — 15.3%
590,750	Annaly Mortgage Management, Inc.	10,095,917
560,850	Anworth Mortgage Asset Corp.	3,830,606
208,600	Capstead Mortgage Corp.	2,423,932
589,250	MFA Mortgage Investments, Inc.	5,043,980
67,000	Thornburg Mortgage, Inc.	703,500

		22,097,935

	Thrifts and Mortgage Finance — 55.4%
92,000	Astoria Financial Corp.	2,391,080
454,895	Bank Mutual Corp.	5,053,883
269,963	BankUnited Financial Corp., Class A	2,329,781
40,000	Capitol Federal Financial	1,321,200
30,725	Dime Community Bancshares, Inc.	442,133
10,000	Downey Financial Corp.	407,300
132,000	FirstFed Financial Corp.*	5,646,960
101,700	Hingham Institution for Savings	3,210,669
54,395	HMN Financial, Inc.	1,425,693
1,475,156	Hudson City Bancorp, Inc.	23,100,943
231,303	Parkvale Financial Corp.	6,889,360
258,525	People’s United Financial, Inc.	4,596,575
297,100	PFF Bancorp, Inc.	3,164,115

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Thrifts and Mortgage Finance — 55.4% (continued)
62,485	TF Financial Corp.	$1,761,452
751,734	Washington Federal, Inc.	18,161,893

		79,903,037

	Total Common Stocks (Cost $106,558,918)	115,327,184

PAR

	REPURCHASE AGREEMENT — 20.0%
$28,808,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $28,811,577
	on 11/1/07, collateralized by U.S. Treasury Bond, 8.75%, due 5/15/17, value $4,867,157,
	U.S. Treasury Note, 3.375%, due 9/15/09, value $2,343,720, U.S. Treasury Bill, 3.89%,
	due 4/10/08, value $22,163,759 (Cost $28,808,000)	28,808,000

	Total Investments — 99.9% (Cost $135,366,918)	144,135,184

	Other Assets Less Liabilities — 0.1%	79,049

	Net Assets — 100.0%	$144,214,233

*	Non-income producing security

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Technology Fund
Management Overview

Portfolio Manager: Robert C. Barringer, CFA

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2007, the Fund returned 25.06%. This compares to the Lipper Science & Technology Fund Index, the NASDAQ Composite Index and the Russell 2500 Technology Index, which returned 29.71%, 21.75% and 20.83% for the same period, respectively.

What factors contributed to the Fund’s performance?

One of the largest factors contributing to the Fund’s solid performance was its overweight position in the software industry relative to the Russell 2500 Technology Index. This industry was one of the strongest performing segments of the technology sector due to continued strength in consumer and corporate spending and increased merger and acquisition activity. These factors have driven valuations to healthy levels and elevated the premiums paid to acquire the targeted technology companies. The Fund owned a number of the small-cap companies that benefited from these trends.

According to Morningstar, there are over three hundred specialty-technology mutual funds that collectively manage investor assets in excess of $33.1 billion. This universe is dominated by funds that invest in large-cap technology companies. For example, the average market cap of the 30 funds that comprise the Lipper Science & Technology Fund Index is over $21 billion. The Fund, which focuses on investments in technology companies with market caps below $3 billion, had an average market cap of $2.3 billion at the close of the reporting period. Generally, the large-cap companies, such as Google and Apple, outperformed their small-cap counterparts over the past year, as investors shifted focus to high quality, liquid multi-nationals. As a result, the Fund trailed the overall Lipper category average.

What is the outlook for the Fund and the small cap technology sector?

We continue to look for and invest in companies with strong margins, high returns on equity, solid balance sheets and good cash flow. Most importantly, we are not willing to pay-up for the combination of these characteristics, so valuations have to be reasonable as well. We believe that the technology sector will continue to be a relative safe haven for growth investors, especially as worries about the subprime mortgage crisis and the declining housing market directly impacted the financial and consumer discretionary sectors. Corporate spending on technology should remain healthy, as most companies outside of the financial services arena are in good financial shape and thus more apt to spend. However, moderating economic growth could begin to slow corporate earnings and directly impact the current levels of capital expenditures on technology. With that in mind, we enter the coming year with more tempered expectations and will continue to position the portfolio accordingly.

The FBR Funds

FBR Small Cap Technology Fund
Management Overview (continued)

Longer term, our confidence in the technology sector as an asset class remains high. We firmly believe that the Fund’s disciplined value-based investment process will allow us to uncover companies with attractive business economics that are leveraged to participate in the development of the innovations necessary to improve productivity across all areas of the economy.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2007(4)

		Since
	One Year	Inception(5)

FBR Small Cap Technology Fund(1)(2)	25.06%	9.68%
NASDAQ Composite Index(1)(3)	21.75%	8.61%
Russell 2500 Technology Index(1)(3)	20.83%	3.97%
Lipper Science & Technology Fund Index(1)(3)	29.71%	7.96%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Science & Technology Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The Russell 2500 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Lipper Science & Technology Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period January 20, 2004 (commencement of investment operations) through October 31, 2007.

The FBR Funds

FBR Small Cap Technology Fund
Portfolio Summary
October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Software and Services	39.5%
Technology Hardware and Equipment	14.8%
Short-term Investments	12.0%
Semiconductors and Semiconductor Equipment	11.9%
Health Care Equipment and Services	3.7%
Pharmaceuticals, Biotechnology and Life Sciences	3.6%
Consumer Services	3.1%
Capital Goods	2.6%
Diversified Financials	2.5%
Media	2.5%
Commercial Services and Supplies	1.8%
Telecommunication Services	1.6%
Household and Personal Products	0.4%

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 85.0%
	Capital Goods — 2.5%
1,100	Graco, Inc.	$43,296
1,600	JA Solar Holdings Company Ltd. ADR*	92,160

		135,456

	Commercial Services and Supplies — 1.8%
1,300	China Security & Surveillance Technology, Inc.*	33,150
1,000	IHS, Inc., Class A*	63,050

		96,200

	Consumer Services — 3.0%
400	Ctrip.com International Ltd. ADR	22,544
300	New Oriental Education & Technology Group, Inc. ADR*	26,856
600	Strayer Education, Inc.	111,876

		161,276

	Diversified Financials — 2.5%
1,145	Investment Technology Group, Inc.*	47,976
2,900	optionsXpress Holdings, Inc.	86,304

		134,280

	Health Care Equipment and Services — 3.6%
1,000	IDEXX Laboratories, Inc.*	121,780
2,250	Meridian Bioscience, Inc.	74,453

		196,233

	Household and Personal Products — 0.4%
1,500	American Oriental Bioengineering, Inc.*	20,655

	Media — 2.4%
4,000	Global Sources Ltd.*	129,640

	Pharmaceuticals, Biotechnology and Life Sciences — 3.5%
2,550	Techne Corp.*	166,362
300	Varian, Inc.*	22,167

		188,529

	Semiconductors and Semiconductor Equipment — 11.5%
7,275	Atmel Corp.*	35,575
1,200	Cabot Microelectronics Corp.*	47,616

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Semiconductors and Semiconductor Equipment — 11.5% (continued)
3,100	Cypress Semiconductor Corp.*	$113,304
1,350	Diodes, Inc.*	44,631
3,500	Fairchild Semiconductor International, Inc.*	63,875
1,000	Hittite Microwave Corp.*	50,250
2,425	International Rectifier Corp.*	80,947
1,000	Microsemi Corp.*	26,610
2,500	ON Semiconductor Corp.*	25,500
2,250	Standard Microsystems Corp.*	87,750
450	Varian Semiconductor Equipment Associates, Inc.*	20,709
1,200	Zoran Corp.*	30,600

		627,367

	Software and Services — 38.1%
5,000	Activision, Inc.*	118,249
3,000	Aladdin Knowledge Systems Ltd.*	71,850
750	ANSYS, Inc.*	29,108
6,000	Aspen Technology, Inc.*	104,640
1,900	Blackbaud, Inc.	51,205
1,500	Business Objects S.A. ADR*	89,865
2,000	Cognos, Inc.*	100,660
6,100	Compuware Corp.*	61,000
1,600	Concur Technologies, Inc.*	57,664
2,000	DealerTrack Holdings, Inc.*	98,180
1,350	FactSet Research Systems, Inc.	95,202
1,000	Global Payments, Inc.	47,560
1,400	Interwoven, Inc.*	19,866
3,000	j2 Global Communications, Inc.*	101,070
2,800	Jack Henry & Associates, Inc.	81,816
1,500	JDA Software Group, Inc.*	37,440
3,100	Lawson Software, Inc.*	34,999
1,900	MICROS Systems, Inc.*	136,457
550	MicroStrategy, Inc., Class A*	54,082
2,700	Nuance Communications, Inc.*	59,697
2,800	Parametric Technology Corp.*	53,480
3,500	Perot Systems Corp., Class A*	51,100

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Software and Services — 38.1% (continued)
1,200	Progress Software Corp.*	$39,252
2,000	Quest Software, Inc.*	34,800
2,500	SPSS, Inc.*	95,000
3,800	Sybase, Inc.*	108,680
600	Synchronoss Technologies, Inc.*	24,000
1,400	Syntel, Inc.	59,612
700	THQ, Inc.*	18,963
2,200	VASCO Data Security International, Inc.*	58,168
2,300	Wright Express Corp.*	89,010

		2,082,675

	Technology Hardware and Equipment — 14.2%
1,200	Agilysys, Inc.	20,760
5,250	Andrew Corp.*	76,965
2,300	Arris Group, Inc.*	26,450
1,400	Arrow Electronics, Inc.*	55,972
4,550	Brocade Communications Systems, Inc.*	43,271
1,400	CommScope, Inc.*	66,038
2,225	Emulex Corp.*	48,194
1,200	F5 Networks, Inc.*	43,236
6,475	Foundry Networks, Inc.*	136,881
2,800	Ingram Micro, Inc., Class A*	59,472
800	NETGEAR, Inc.*	28,272
1,000	OSI Systems, Inc.*	25,030
2,300	QLogic Corp.*	35,719
1,400	ScanSource, Inc.*	51,716
5,000	Sonus Networks, Inc.*	34,500
1,300	SYNNEX Corp.*	29,081

		781,557

	Telecommunication Services — 1.5%
2,100	Cbeyond, Inc.*	82,152

	Total Common Stocks (Cost $3,611,901)	4,636,020

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2007

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENT — 11.7%
$636,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $636,079 on 11/1/07, collateralized by U.S. Treasury Bond, 8.75% due 5/15/17, value $107,453, U.S. Treasury Note, 3.375% due 9/15/09, value $51,743, U.S. Treasury Bill, 3.89% due 4/10/08, value $489,314 (Cost $636,000)	$636,000

	Total Investments — 96.7% (Cost $4,247,901)	5,272,020

	Other Assets Less Liabilities — 3.3%	178,609

	Net Assets — 100.0%	$5,450,629

*	Non-income producing security
ADR American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview

Portfolio Manager: Winsor Aylesworth

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2007, the FBR Gas Utility Index Fund returned 21.51%. This compares to the American Gas Association (AGA) Stock Index, the Lipper Utility Fund Index and the S&P 500 Index which returned 20.09%, 25.68% and 14.56% for the same period respectively.

What factors contributed to the Fund’s performance?

The Fund continues its history of tracking the AGA Stock Index, underperforming against broader based utility indices and outperforming the S&P. On an absolute basis, I am very pleased that this collection of natural gas utility companies provided such a robust return, in excess of 20% for this fiscal year. In reviewing recent shareholder communiqués, many common themes we have previously discussed continue to exist. First, the Fund’s underperformance relative to the Lipper Utility Fund Index continues to be a factor of Index composition. The AGA Stock Index limits itself to natural gas utilities that are members of the American Gas Association. Other utility benchmarks, including the aforementioned Lipper index, contain water, telephone and other non-gas related utilities. So the comparison is really somewhat an “apples vs. oranges” one. I suspect this “composition” difference will continue in the future with periods of both positive and negative comparisons. The slight out performance of the Fund against the AGA Stock Index is not a trend or theme rather it is a result of managing the cash balances of the Fund and the timing of investment transactions.

The other themes that we generally discuss are the weather and the economy, two major influences on the earnings and hence the stock performance of the Fund’s companies.

For the year ended October 31, 2007, no major hurricanes or storms impacted the natural gas industry. Rather than focusing on specific events, the industry became more concerned about the issue of “climate change” and its impact on earnings. Various parts of our country experienced below average rainfall and above average temperatures. Above average temperatures are a boon for utilities in the summer, as demand for air-conditioning increases; they are not desirable in the winter as they reduce demand for heating. As a country, we continue to debate whether this recent pattern is simply a short-term fluctuation or long-term trend due to global warming. The impact of all of this on the utility industry, and hence stock prices, is uncertain. As one of the cleanest fuels, natural gas is certainly going to play a key role as we deal with this major issue.

The U.S. economy over the last twelve months has experienced modest growth. One issue that has arisen is the decoupling of the wholesale price for fuel oil (which is increasing) from the wholesale price of Natural Gas (which remains stable or is decreasing). This has resulted in tight fuel oil supplies, but ample supplies of natural gas going into our winter heating season. The ample supply situation and stable price of natural gas should remove

The FBR Funds

FBR Gas Utility Index Fund
Management Overview (continued)

some of the uncertainty and business risk for our portfolio of companies, and hence be a positive factor for the Fund. The other major economic “story” is the subprime mortgage crisis and the decline of the housing market. One positive impact of this for the Fund has been the resulting decline of interest rates, making our group of dividend paying companies more attractive to the investing public.

What is the outlook for the Fund and the utility sector?

As always, the outlook for the sector continues to be dependent on weather and the economy. The housing issues facing the economy will engender some off-setting consequences. We expect that housing starts, a major source of growth for our companies, will be significantly reduced in 2008. The continued weakness in the housing market will be a negative factor for the Fund. On the other hand, if interest rates continue to decline, the stocks of our companies should react positively due to their dividend component. The weather, as always, continues to be unpredictable and could have a positive or negative influence.

So with this uncertainty, what is an investor to do? I would derive comfort knowing that your investment in the Fund has historically done well over the long-term, that the utility sector is generally conservative and is deemed to be defensive (modifies market swings), and that the Fund is comprised of a well diversified portfolio of dividend paying companies that all have the opportunity for capital appreciation.
We thank you for being a fellow investor.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2007(4)(5)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Gas Utility Index Fund(1)(2)	21.51%	20.59%	10.75%
S&P 500 Index(1)(3)	14.56%	13.86%	7.09%
AGA Stock Index(1)(3)	20.09%	20.79%	11.56%
Lipper Utility Fund Index(1)(3)	25.68%	22.38%	10.13%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Utility Fund Index which reflects fund expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The AGA Stock Index is a market capitalization weighted index, adjusted monthly, consisting of member companies of the American Gas Association. The Lipper Utility Fund Index is an equally weighted index of the largest ten funds within the utility fund classification as defined by the Lipper, Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Effective April 1, 2003, the Fund changed its fiscal year-end from March 31 to October 31.

The FBR Funds

FBR Gas Utility Index Fund
 Portfolio Summary
October 31, 2007

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Multi-Utilities	36.9%
Gas Utilities	25.9%
Oil, Gas and Consumable Fuels	25.6%
Electric Utilities	8.8%
Short-term Investments	2.0%
Independent Power Producers and Distributors	0.8%

The FBR Funds

FBR Gas Utility Index Fund
 Portfolio of Investments
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.8%
	Electric Utilities — 8.8%
900	ALLETE, Inc.	$39,321
95,937	Duke Energy Corp.	1,839,112
211,740	E.ON AG ADR	13,784,273
1,200	Entergy Corp.	143,844
75,725	Exelon Corp.	6,268,515
8,503	MGE Energy, Inc.	284,851
26,700	Northeast Utilities	823,161
12,916	Pepco Holdings, Inc.	367,977
17,350	PPL Corp.	896,995
15,825	Sierra Pacific Resources	266,968
6,400	The Empire District Electric Co.	153,920
5,005	UniSource Energy Corp.	158,759

		25,027,696

	Gas Utilities — 25.8%
130,250	AGL Resources, Inc.	5,148,783
187,050	Atmos Energy Corp.	5,246,753
12,065	Chesapeake Utilities Corp.	427,342
1,175	Corning Natural Gas Corp.*	19,681
7,157	Delta Natural Gas Company, Inc.	180,929
56,625	Energen Corp.	3,624,000
4,460	Energy West, Inc.	59,541
18,039	EnergySouth, Inc.	1,013,792
119,350	Equitable Resources, Inc.	6,721,791
115,700	National Fuel Gas Co.	5,610,293
42,500	New Jersey Resources Corp.	2,093,125
94,250	Nicor, Inc.	4,078,198
59,500	Northwest Natural Gas Co.	2,866,115
109,600	ONEOK, Inc.	5,473,424
160,900	Piedmont Natural Gas Company, Inc.	4,107,777
157,300	Questar Corp.	8,978,683
4,843	RGC Resources, Inc.	126,644
79,925	SEMCO Energy, Inc.*	648,991
49,310	South Jersey Industries, Inc.	1,852,084

The FBR Funds

FBR Gas Utility Index Fund
 Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Gas Utilities — 25.8% (continued)
196,057	Southern Union Co.	$6,175,795
92,050	Southwest Gas Corp.	2,739,408
41,650	The Laclede Group, Inc.	1,449,004
73,025	UGI Corp.	1,943,926
98,900	WGL Holdings, Inc.	3,354,688

		73,940,767

	Independent Power Producers and Distributors — 0.8%
23,850	Constellation Energy Group, Inc.	2,258,595

	Multi-Utilities — 36.8%
28,175	Alliant Energy Corp.	1,127,000
29,125	Ameren Corp.	1,574,498
173,550	Aquila, Inc.*	725,439
22,375	Avista Corp.	493,369
1,475	Black Hills Corp.	65,520
263,000	CenterPoint Energy, Inc.	4,407,880
7,000	CH Energy Group, Inc.	327,180
134,350	CMS Energy Corp.	2,279,920
97,675	Consolidated Edison, Inc.	4,599,516
135,250	Dominion Resources, Inc.	12,392,958
50,525	DTE Energy Co.	2,506,040
126,509	Energy East Corp.	3,527,071
34,671	Integrys Energy Group, Inc.	1,865,647
88,900	MDU Resources Group, Inc.	2,503,424
162,876	National Grid PLC ADR	13,355,831
355,450	NiSource, Inc.	7,268,953
26,916	NorthWestern Corp.	742,343
25,500	NSTAR	896,580
212,225	PG&E Corp.	10,384,169
19,975	PNM Resources, Inc.	499,575
117,400	Public Service Enterprise Group, Inc.	11,223,440
73,100	Puget Energy, Inc.	2,065,075
223,300	Sempra Energy	13,735,182
56,275	TECO Energy, Inc.	947,108

The FBR Funds

FBR Gas Utility Index Fund
 Portfolio of Investments (continued)
October 31, 2007

		VALUE
SHARES		(NOTE 2)

	Multi-Utilities — 36.8% (continued)
75,505	Vectren Corp.	$2,117,160
32,125	Wisconsin Energy Corp.	1,538,145
102,350	Xcel Energy, Inc.	2,307,993

		105,477,016

	Oil, Gas and Consumable Fuels — 25.6%
67,900	Cheniere Energy, Inc.*	2,749,950
758,100	El Paso Corp.	13,388,046
342,960	Enbridge, Inc.	14,682,117
33,350	Southwestern Energy Co.*	1,725,196
521,068	Spectra Energy Corp.	13,537,347
342,000	The Williams Companies, Inc.	12,479,580
342,350	TransCanada Corp.	14,505,369

		73,067,605

	Total Common Stocks (Cost $124,867,320)	279,771,679

PAR

	REPURCHASE AGREEMENT — 2.1%
$6,001,000	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $6,001,745 on 11/1/07, collateralized by U.S. Treasury Bond, 8.75% due 5/15/17, value $1,013,878, U.S. Treasury Note, 3.375% due 9/15/09, value $488,221, U.S. Treasury Bill, 3.89% due 4/10/08, value $4,616,937 (Cost $6,001,000)	6,001,000

	Total Investments — 99.9% (Cost $130,868,320)	285,772,679

	Other Assets Less Liabilities — 0.1%	178,491

	Net Assets — 100.0%	$285,951,170

*	Non-income producing security
ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Fund for Government Investors
Management Overview

Portfolio Manager: William Barlow Sanders, III

Over the recent fiscal year, how did the Fund perform?

For one year period ended October 31, 2007, the FBR Fund for Government Investors (FGI) returned 4.46%.

What factors contributed to the Fund’s performance?

Typically, August is a fairly quiet time in the markets. Volumes are low with Wall Street and almost everyone else away from the office winding down their summer vacations. This August, however, the liquidity/sub-prime bomb exploded and dramatically changed the landscape of the credit markets. The days of easy credit and lax lending standards came grinding to a halt. Due to the resulting turmoil and disruption in the credit markets the Federal Open Market Committee (the “Fed”) was forced to cut the discount rate to 5.75% in an unscheduled meeting on August 17, and suddenly changed their economic assessment to “downside risks to growth”. This was followed with Fed Funds Target rate cuts of 0.50% to 4.75% at the scheduled September meeting and an additional 0.25% cut to 4.50% at the October meeting. So, in three months, the Fed’s economic assessment has gone from “Inflation Risk” at their August 7th scheduled meeting, to “downside risks to growth” (Aug. 17 meeting), to “some inflation risk” (Sept. 18th meeting), to “balanced” (Oct. 31st meeting).

There is plenty of blame to go around for the lending/leveraging frenzy of the past several years that has gotten us in to this predicament: the Fed for keeping rates too low for too long, insufficient government oversight/regulation, bond rating agencies asleep at the wheel, unscrupulous borrowers and lenders, real estate speculators, and Wall Street for securitizing pools of loans as fast as it could and selling them to hedge funds, pension funds, and anyone else trying to get a juicy yield both here and abroad. There are no silver bullets or quick fixes for this problem which the markets are clumsily trying to work through.

Unfortunately, despite the Fed cuts and hundreds of billions of dollars and euros injected into the financial system by both the Fed and European Central Bank, as well as other central banks worldwide, the liquidity crunch is now back at summer peaks and by some measures worse.

What is the outlook for the Fund?

To say the Fed has a lot on its plate now might be the understatement of the century. The Fed may say they now see their economic assessment as “balanced” but in our minds, and in the opinion of many, the economy is tilting towards a recession. Most believe that more rate cuts are coming, even at the expense of the US dollar. Ironically, the weakening US dollar could help avert or soften a recession as it makes our goods cheaper abroad. As domestic demand decreases exports have increased. Many eyes are on the US consumer this holiday season because if he/she pulls back on spending - there goes the real

The FBR Funds

FBR Fund for Government Investors
Management Overview (continued)

driver of our economy. The back-end of this credit cycle is much different than ones we have been through in the past. The Fed is trying to navigate the economy through uncharted waters in heavy fog and very rough seas.

Regardless of what the Fed does next, the Fund will stay with our conservative investment style of owning only the highest quality and most liquid government issued/sponsored securities.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Fund for Government Investors
Portfolio Summary
October 31, 2007

The following provides a breakdown of the Fund by maturity schedule1. The underlying securities represent a percentage of the portfolio investments.

Time to Maturity	% of Total Investments

Greater than 90 days	36.2%
30 days or less	33.2%
61 to 90 days	18.1%
31 to 60 days	12.5%

[1]	The maturity date used for each security in the portfolio to determine the schedule is the shorter of the next interest rate reset date or the final maturity date.

The FBR Funds

FBR Fund for Government Investors
Portfolio of Investments
October 31, 2007

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 93.6%
	Federal Home Loan Bank — 45.3%
$12,000,000	FHLB	4.0%	2/1/08	$11,974,439
11,970,000	FHLB	4.0	3/10/08	11,943,376
12,000,000	FHLB	3.02	4/23/08	11,920,703
12,000,000	FHLB Discount Note*	4.86	1/10/08	11,886,600
10,855,000	FHLB Discount Note*	4.64	1/23/08	10,738,876
12,000,000	FHLB Discount Note*	4.4	3/19/08	11,796,133
12,000,000	FHLB Discount Note*	4.45	3/28/08	11,780,467

				82,040,594

	Federal Home Loan Mortgage Corporation — 36.2%
10,000,000	Freddie Mac Discount Note*	5.09	11/9/07	9,988,689
10,000,000	Freddie Mac Discount Note*	5.075	11/19/07	9,974,625
12,000,000	Freddie Mac Discount Note*	5.065	12/13/07	11,929,090
12,000,000	Freddie Mac Discount Note*	5.09	12/24/07	11,910,076
12,000,000	Freddie Mac Discount Note*	5.0911	12/31/07	11,898,178
10,000,000	Freddie Mac Discount Note*	4.51	2/29/08	9,849,667

				65,550,325

	Federal National Mortgage Association — 12.1%
10,000,000	Fannie Mae Discount Note*	5.1	11/1/07	10,000,000
12,000,000	Fannie Mae Discount Note*	5.095	11/28/07	11,954,145

				21,954,145

	REPURCHASE AGREEMENT — 11.9%
21,482,631	With Mizuho Securities, Inc. dated 10/31/07 at 4.47% to be repurchased at $21,485,298 on 11/1/07, collateralized by U.S. Treasury Bill, 3.91% due 4/17/08, value $21,475,442			21,482,631

	Total Investments — 105.5% (Amortized Cost $191,027,695)†			191,027,695

	Liabilities Less Other Assets — (5.5%)			(9,987,722)

	Net Assets — 100.0%			$181,039,973

*	Interest rates for the discount notes represent the yield to maturity at the date of purchase.
†	Same cost is used for federal income tax purposes.

Weighted Average Maturity of Portfolio: 72 Days

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
October 31, 2007

		FBR	FBR
	FBR	Pegasus Mid Cap	Pegasus Small Cap
	Pegasus FundTM	FundTM	FundTM

ASSETS
Investment Securities
Securities at Cost:
Unaffiliated Issuers	$10,234,069	$2,923,460	$3,707,401
Repurchase Agreements	653,000	289,000	766,000

Total securities	$10,887,069	$3,212,460	$4,473,401

Securities at Value (Note 2):
Unaffiliated Issuers	$11,569,535	$3,289,745	$4,326,087
Repurchase Agreements	653,000	289,000	766,000

Total securities	12,222,535	3,578,745	5,092,087
Cash	736	685	766
Receivable for Capital Shares Sold	6,500	254,000	4,000
Receivable for Investment Securities Sold	829,734	171,396	261,746
Dividends and Interest Receivable	8,197	1,723	2,242
Receivable from Adviser	—	2,927	2,314
Prepaid Expenses	12,116	1,536	1,676

Total Assets	13,079,818	4,011,012	5,364,831

LIABILITIES
Payable for Capital Shares Redeemed	—	2,678	2,779
Payable for Investment Securities Purchased	—	104,415	431,609
Investment Advisory Fee Payable (Note 3)	7,884	—	—
Administration Fee Payable (Note 3)	648	178	229
Distribution Fees Payable (Note 3)	2,753	757	971
Other Accrued Expenses	31,671	30,157	29,529

Total Liabilities	42,956	138,185	465,117

NET ASSETS	$13,036,862	$3,872,827	$4,899,714

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	973,064	342,693	413,555

Net Asset Value Per Share	$13.40	$11.30	$11.85

Net Assets Consist of:
Paid-in capital	$10,509,556	$3,469,784	$4,271,539
Accumulated net realized gain on investments	1,191,840	36,758	9,489
Net unrealized appreciation on investments	1,335,466	366,285	618,686

NET ASSETS	$13,036,862	$3,872,827	$4,899,714

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2007

	FBR	FBR
	Large Cap	Large Cap	FBR
	Financial Fund	Technology Fund	Focus Fund

ASSETS
Investment Securities
Securities at Cost:
Unaffiliated Issuers	$10,621,059	$36,363,629	$540,545,670
Affiliated Issuers	—	—	95,884,742
Repurchase Agreements	4,949,000	1,013,000	361,064,000

Total securities	$15,570,059	$37,376,629	$997,494,412

Securities at Value (Note 2):
Unaffiliated Issuers	$10,817,070	$39,997,832	$1,090,110,860
Affiliated Issuers	—	—	112,937,768
Repurchase Agreements	4,949,000	1,013,000	361,064,000

Total securities	15,766,070	41,010,832	1,564,112,628
Cash	238	375	718
Receivable for Capital Shares Sold	35,447	64,179	904,400
Receivable for Investment Securities Sold	346,076	—	—
Dividends and Interest Receivable	12,725	25,073	301,665
Prepaid Expenses	7,430	9,513	145,403

Total Assets	16,167,986	41,109,972	1,565,464,814

LIABILITIES
Payable for Capital Shares Redeemed	2,036	91,996	3,705,994
Payable for Investment Securities Purchased	163,250	—	3,375,971
Investment Advisory Fee Payable (Note 3)	8,694	30,289	1,207,755
Administration Fee Payable (Note 3)	815	1,979	78,938
Distribution Fees Payable (Note 3)	3,465	8,414	335,487
Other Accrued Expenses	38,585	42,456	421,226

Total Liabilities	216,845	175,134	9,125,371

NET ASSETS	$15,951,141	$40,934,838	$1,556,339,443

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	852,335	3,068,514	26,848,223

Net Asset Value Per Share	$18.71	$13.34	$57.97

Net Assets Consist of:
Paid-in capital	$12,825,215	$33,830,265	$974,568,555
Accumulated net investment income	114,124	—	2,087,975
Accumulated net realized gain on investments	2,815,791	3,470,370	13,064,697
Net unrealized appreciation on investments	196,011	3,634,203	566,618,216

NET ASSETS	$15,951,141	$40,934,838	$1,556,339,443

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2007

	FBR	FBR	FBR
	Small Cap	Small Cap	Gas Utility
	Financial Fund	Technology Fund	Index Fund

ASSETS
Investment Securities
Securities at Cost:
Unaffiliated Issuers	$106,558,918	$3,611,901	$124,867,320
Repurchase Agreements	28,808,000	636,000	6,001,000

Total securities	$135,366,918	$4,247,901	$130,868,320

Securities at Value (Note 2):
Unaffiliated Issuers	$115,327,184	$4,636,020	$279,771,679
Repurchase Agreements	28,808,000	636,000	6,001,000

Total securities	144,135,184	5,272,020	285,772,679
Cash	773	738	112,775
Receivable for Capital Shares Sold	176,438	12,500	23,133
Receivable for Investment Securities Sold	1,828,226	321,658	—
Dividends and Interest Receivable	88,882	296	306,544
Receivable from Adviser	—	2,502	—
Prepaid Expenses	10,400	4,803	26,726

Total Assets	146,239,903	5,614,517	286,241,857

LIABILITIES
Payable for Capital Shares Redeemed	289,590	—	60,482
Payable for Investment Securities Purchased	1,480,139	130,862	—
Investment Advisory Fee Payable (Note 3)	113,204	—	94,278
Administration Fee Payable (Note 3)	7,399	264	13,865
Distribution Fees Payable (Note 3)	31,446	1,124	—
Other Accrued Expenses	103,892	31,638	122,062

Total Liabilities	2,025,670	163,888	290,687

NET ASSETS	$144,214,233	$5,450,629	$285,951,170

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	6,221,785	401,875	12,356,117

Net Asset Value Per Share	$23.18	$13.56	$23.14

Net Assets Consist of:
Paid-in capital	$98,229,674	$4,254,210	$120,375,561
Accumulated net investment income	1,319,765	—	87,534
Accumulated net realized gain on investments	35,896,528	172,300	10,583,716
Net unrealized appreciation on investments	8,768,266	1,024,119	154,904,359

NET ASSETS	$144,214,233	$5,450,629	$285,951,170

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2007

FBR
Fund for
Government
Investors

ASSETS
Investment Securities
Securities at Amortized Cost:
Unaffiliated Issuers	$169,545,064
Repurchase Agreements	21,482,631

Total securities	$191,027,695

Securities at Value (Note 2):
Unaffiliated Issuers	$169,545,064
Repurchase Agreements	21,482,631

Total securities	191,027,695
Cash	425
Receivable for Capital Shares Sold	2,913,571
Dividends and Interest Receivable	289,854
Prepaid Expenses	20,525

Total Assets	194,252,070

LIABILITIES
Payable for Capital Shares Redeemed	989,088
Payable for Investment Securities Purchased	12,019,356
Dividends and Income Payable	20,789
Investment Advisory Fee Payable (Note 3)	78,359
Administration Fee Payable (Note 3)	9,219
Other Accrued Expenses	95,286

Total Liabilities	13,212,097

NET ASSETS	$181,039,973

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	181,229,928

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Paid-in capital	$181,229,928
Distributions in excess of net investment income	(2)
Accumulated net realized loss on investments	(189,953)

NET ASSETS	$181,039,973

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations
For the Year Ended October 31, 2007

	FBR	FBR	FBR
	Pegasus	Pegasus Mid Cap	Pegasus Small Cap
	FundTM	FundTM 1	FundTM 1

Investment Income
Dividends[2]	$187,753	$25,339	$25,433
Interest	30,363	10,839	9,460

Total Investment Income	218,116	36,178	34,893

Expenses
Investment Advisory fees (Note 3)	117,714	20,497	23,428
Administration fees (Note 3)	7,695	1,328	1,519
Distribution fees (Note 3)	32,698	5,694	6,508
Professional fees	41,372	29,881	29,881
Registration fees	21,620	4,329	4,469
Shareholder servicing fees	16,335	5,325	5,405
Custodian fees	11,740	8,365	6,891
Trustees’ fees	11,175	7,675	7,675
Compliance fees	9,131	5,444	5,454
Accounting services fees	7,143	2,279	2,388
Reports to shareholders	4,476	2,450	2,450
Transfer agent fees	4,173	1,250	1,673
Insurance fees	1,117	159	159
Other expenses	2,382	393	401

Total expenses before waivers and related reimbursements	288,771	95,069	98,301
Less waivers and related reimbursements	(31,699)	(50,663)	(47,540)

Total expenses after waivers and related reimbursements	257,072	44,406	50,761

Net Investment Loss	(38,956)	(8,228)	(15,868)

Net Realized and Unrealized Gain on Investments
Net Realized Gain on Investment Transactions	1,290,741	44,986	25,357
Change in Net Unrealized Appreciation/Depreciation of Investments	698,069	366,285	618,686

Net Gain on Investments	1,988,810	411,271	644,043

Net Increase in Net Assets Resulting from Operations	$1,949,854	$403,043	$628,175

[1]	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[2]	Net of foreign taxes withheld of $6,384, $999 and $34 for the FBR Pegasus FundTM, FBR Pegasus Mid Cap FundTM and FBR Pegasus Small Cap FundTM, respectively.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2007
	FBR	FBR
	Large Cap	Large Cap	FBR
	Financial	Technology	Focus
	Fund	Fund	Fund

Investment Income
Dividends from Unaffiliated Issuers[1]	$473,389	$385,306	$3,383,385
Dividends from Affiliated Issuers	—	—	199,130
Interest	95,511	118,649	19,113,177

Total Investment Income	568,900	503,955	22,695,692

Expenses
Investment Advisory fees (Note 3)	206,760	352,020	13,230,756
Administration fees (Note 3)	13,512	23,004	862,285
Distribution fees (Note 3)	57,433	97,783	3,652,885 [2]
Professional fees	43,813	43,572	59,153
Transfer agent fees	22,185	7,796	358,780
Registration fees	21,514	24,468	174,072
Shareholder servicing fees	16,146	39,251	1,281,799
Custodian fees	14,462	23,147	82,508
Trustees’ fees	11,175	11,175	11,175
Accounting services fees	9,752	16,300	489,989
Compliance fees	9,618	10,142	66,041
Reports to shareholders	5,570	11,311	173,018
Insurance fees	4,548	4,587	159,063
Other expenses	4,471	1,691	6,193

Total expenses before waivers and related reimbursements	440,959	666,247	20,607,717
Less waivers and related reimbursements	(8,361)	—	—

Total expenses after waivers and related reimbursements	432,598	666,247	20,607,717

Net Investment Income (Loss)	136,302	(162,292)	2,087,975

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investment Transactions	2,941,002	4,164,831	13,069,421
Change in Net Unrealized Appreciation/Depreciation of Investments	(3,508,409)	1,398,694	173,362,319

Net Gain (Loss) on Investments	(567,407)	5,563,525	186,431,740

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(431,105)	$5,401,233	$188,519,715

[1]	Net of foreign taxes withheld of $301, $22,908 and $86,422 for the FBR Large Cap Financial Fund, FBR Large Cap Technology Fund, and FBR Focus Fund, respectively.
[2]
Distribution fees are net waivers of $22,326. The Distributor had agreed to voluntarily waive a portion of the FBR Focus Fund’s distribution fees until such time as the Fund was reopened to new investors on January 3, 2007. Had the Distributor not waived any fees, the distribution expense would have been $3,675,211.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2007
	FBR	FBR
	Small Cap	Small Cap	FBR
	Financial	Technology	Gas Utility
	Fund	Fund	Index Fund

Investment Income
Dividends[1]	$5,233,721	$5,006	$8,339,217
Interest	550,734	8,843	138,233

Total Investment Income	5,784,455	13,849	8,477,450

Expenses
Investment Advisory fees (Note 3)	2,135,115	41,238	1,143,082
Administration fees (Note 3)	139,775	2,690	319,102
Distribution fees (Note 3)	593,087	11,455	—
Shareholder servicing fees	214,161	11,505	152,441
Transfer agent fees	156,752	3,163	222,749
Accounting services fees	83,420	4,735	98,710
Insurance fees	62,908	490	45,781
Professional fees	43,813	45,313	43,813
Registration fees	37,482	20,253	31,701
Reports to shareholders	34,770	3,377	31,093
Custodian fees	32,646	10,412	25,953
Compliance fees	20,034	8,744	20,807
Trustees’ fees	11,175	11,175	11,175
Other expenses	9,319	375	9,059

Total expenses before waivers and related reimbursements	3,574,457	174,925	2,155,466
Less waivers and related reimbursements	—	(85,549)	—

Total expenses after waivers and related reimbursements	3,574,457	89,376	2,155,466

Net Investment Income (Loss)	2,209,998	(75,527)	6,321,984

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investment Transactions	36,298,984	269,099	22,237,982
Change in Net Unrealized Appreciation/Depreciation of Investments	(78,941,179)	795,763	24,854,016

Net Gain (Loss) on Investments	(42,642,195)	1,064,862	47,091,998

Net Increase (Decrease) in Net Assets Resulting from
Operations	$(40,432,197)	$989,335	$53,413,982

[1]	Net of foreign taxes withheld of $0, $7 and $213,239 for the FBR Small Cap Financial Fund, FBR Small Cap Technology Fund, and FBR Gas Utility Index Fund, respectively.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2007
FBR
Fund for
Government
Investors

Investment Income
Interest (Note 2)	$10,243,500
Expenses
Investment Advisory fees (Note 3)	985,791
Administration fees (Note 3)	115,930
Transfer agent fees	193,049
Shareholder servicing fees	105,110
Accounting services fees	67,351
Professional fees	43,813
Insurance fees	36,269
Registration fees	33,815
Compliance fees	17,725
Custodian fees	16,592
Trustees’ fees	11,175
Reports to shareholders	3,363
Other expenses	1,463

Total expenses	1,631,446

Net Investment Income and Net Increase in Net Assets Resulting from Operations	$8,612,054

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

			FBR Pegasus	FBR Pegasus
	FBR Pegasus FundTM		Mid Cap FundTM	Small Cap FundTM

	For the	For the	For the	For the
	Year	Period	Period	Period
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006(A)	2007(B)	2007(B)

From Investment Activities
Net Investment Loss	$(38,956)	$(19,167)	$(8,228)	$(15,868)
Net Realized Gain on Investment Transactions	1,290,741	545,511	44,986	25,357
Change in Net Unrealized
Appreciation/Depreciation of Investments	698,069	637,397	366,285	618,686

Net Increase in Net Assets
Resulting from Operations	1,949,854	1,163,741	403,043	628,175

Distributions to Shareholders
From Net Investment Income	—	(1,131)	—	—
From Net Realized Gain on Investments	(585,158)	—	—	—

Total Distributions to Shareholders	(585,158)	(1,131)	—	—

From Share Transactions
Net Proceeds from Sales of Shares	7,243,398	19,873,808	3,706,491	4,844,179
Reinvestment of Distributions	583,994	1,129	—	—
Cost of Shares Redeemed(C)	(9,504,418)	(7,688,355)	(236,707)	(572,640)

Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	(1,677,026)	12,186,582	3,469,784	4,271,539

Total Increase (Decrease) in Net Assets	(312,330)	13,349,192	3,872,827	4,899,714
Net Assets – Beginning of Period	13,349,192	—	—	—

Net Assets – End of Period	$13,036,862	$13,349,192	$3,872,827	$4,899,714

Accumulated Net Investment Income	$—	$—	$—	$—
Shares Issued and Redeemed
Sold	597,613	1,807,008	364,879	465,369
Issued in Reinvestment of Distributions	49,491	111	—	—
Redeemed	(801,697)	(679,462)	(22,186)	(51,814)

Net Increase (Decrease) in Shares	(154,593)	1,127,657	342,693	413,555

(A)	Represents the period from commencement of operations (November 15, 2005) through October 31, 2006.
(B)	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
(C)

The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended October 31, 2007, these fees were $1,520, $1,074 and $1,577 for the FBR Pegasus FundTM, FBR Pegasus Mid Cap FundTM, and FBR Pegasus Small Cap FundTM, respectively. For the period ended October 31, 2006, these fees were $8,813 for the FBR Pegasus FundTM.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Large Cap		FBR Large Cap
	Financial Fund		Technology Fund

	For the Years Ended		For the Years Ended
	October 31,		October 31,

	2007	2006	2007	2006

From Investment Activities
Net Investment Income (Loss)	$136,302	$186,468	$(162,292)	$(138,653)
Net Realized Gain on Investment Transactions	2,941,002	2,610,208	4,164,831	1,103,903
Change in Net Unrealized
Appreciation/Depreciation of Investments	(3,508,409)	840,507	1,398,694	1,815,071

Net Increase (Decrease) in Net Assets
Resulting from Operations	(431,105)	3,637,183	5,401,233	2,780,321

Distributions to Shareholders
From Net Investment Income	(145,001)	(231,630)	—	—
From Net Realized Gain on
Investments	(2,416,486)	(3,691,188)	(1,396,046)	(932,291)

Total Distributions to Shareholders	(2,561,487)	(3,922,818)	(1,396,046)	(932,291)

From Share Transactions
Net Proceeds from Sales of Shares	2,112,482	1,711,344	10,873,118	27,826,230
Reinvestment of Distributions	2,508,729	3,834,060	1,385,564	912,545
Cost of Shares Redeemed(A)	(11,990,658)	(7,983,348)	(14,736,324)	(5,989,960)

Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	(7,369,447)	(2,437,944)	(2,477,642)	22,748,815

Total Increase (Decrease) in Net Assets	(10,362,039)	(2,723,579)	1,527,545	24,596,845
Net Assets – Beginning of Year	26,313,180	29,036,759	39,407,293	14,810,448

Net Assets – End of Year	$15,951,141	$26,313,180	$40,934,838	$39,407,293

Accumulated Net Investment Income	$114,124	$122,823	$—	$—
Shares Issued and Redeemed
Sold	103,543	83,184	890,911	2,370,140
Issued in Reinvestment of Distributions	123,104	190,616	117,720	82,211
Redeemed	(588,332)	(389,141)	(1,233,052)	(527,882)

Net Increase (Decrease) in Shares	(361,685)	(115,341)	(224,421)	1,924,469

(A)

The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2007, these fees were $2,457 and $11,319 for the FBR Large Cap Financial Fund and FBR Large Cap Technology Fund, respectively. For the year ended October 31, 2006, these fees were $1,291 and $6,940 for the FBR Large Cap Financial and FBR Large Cap Technology Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

			FBR Small Cap		FBR Small Cap
	FBR Focus Fund		Financial Fund		Technology Fund

	For the Years Ended		For the Years Ended		For the Years Ended
	October 31,		October 31,		October 31,

	2007	2006	2007	2006	2007	2006

From Investment Activities
Net Investment Income (Loss)	$2,087,975	$(8,007,752)	$2,209,998	$1,726,184	$(75,527)	$(48,023)
Net Realized Gain on Investment
Transactions	13,069,421	3,833,930	36,298,984	43,905,032	269,099	206,694
Change in Net Unrealized
Appreciation/Depreciation of
Investments	173,362,319	185,777,592	(78,941,179)	(1,497,455)	795,763	243,617

Net Increase (Decrease) in Net Assets
Resulting from Operations	188,519,715	181,603,770	(40,432,197)	44,133,761	989,335	402,288

Distributions to Shareholders
From Net Investment Income	—	—	(1,631,560)	(2,080,797)	—	—
From Net Realized Gain on
Investments	(2,384,603)	(14,760,977)	(44,028,565)	(49,145,199)	(167,748)	—

Total Distributions to
Shareholders	(2,384,603)	(14,760,977)	(45,660,125)	(51,225,996)	(167,748)	—

From Share Transactions
Net Proceeds from Sales of Shares	1,026,699,295	209,187,431	38,350,436	59,440,939	2,106,874	2,155,372
Reinvestment of Distributions	2,336,579	14,446,856	44,110,288	50,058,935	166,452	—
Cost of Shares Redeemed(A)	(588,421,673)	(266,745,027)	(198,308,915)	(219,586,101)	(1,235,803)	(724,777)

Net Increase (Decrease) in
Net Assets Resulting from
Share Transactions	440,614,201	(43,110,740)	(115,848,191)	(110,086,227)	1,037,523	1,430,595

Total Increase (Decrease) in
Net Assets	626,749,313	123,732,053	(201,940,513)	(117,178,462)	1,859,110	1,832,883
Net Assets – Beginning of Year	929,590,130	805,858,077	346,154,746	463,333,208	3,591,519	1,758,636

Net Assets – End of Year	$1,556,339,443	$929,590,130	$144,214,233	$346,154,746	$5,450,629	$3,591,519

Accumulated Net Investment
Income	$2,087,975	$—	$1,319,765	$776,653	$—	$—
Shares Issued and Redeemed
Sold	18,377,190	4,514,344	1,440,016	1,892,561	173,213	199,392
Issued in Reinvestment of
Distributions	44,405	342,577	1,526,231	1,643,878	14,704	—
Redeemed	(10,407,459)	(5,991,888)	(7,331,443)	(7,007,379)	(102,790)	(68,535)

Net Increase (Decrease) in Shares	8,014,136	(1,134,967)	(4,365,196)	(3,470,940)	85,127	130,857

(A)
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2007, these fees were $529,480, $37,223 and $3,320 for the FBR Focus Fund, FBR Small Cap Financial Fund, and FBR Small Cap Technology Fund, respectively. For the year ended October 31, 2006, these fees were $58,201, $39,251 and $2,203 for the FBR Focus Fund, FBR Small Cap Financial Fund, and FBR Small Cap Technology Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Gas Utility		FBR Fund for
	Index Fund		Government Investors

	For the Years Ended		For the Years Ended
	October 31,		October 31,

	2007	2006	2007	2006

From Investment Activities
Net Investment Income	$6,321,984	$7,272,570	$8,612,054	$9,042,605
Net Realized Gain (Loss) on Investment
Transactions	22,237,982	19,047,484	—	(23)
Change in Net Unrealized
Appreciation/Depreciation of
Investments	24,854,016	15,168,791	—	—

Net Increase in Net Assets
Resulting from Operations	53,413,982	41,488,845	8,612,054	9,042,582

Distributions to Shareholders
From Net Investment Income	(6,504,234)	(9,174,877)	(8,612,056)	(9,042,605)

From Share Transactions
Net Proceeds from Sales of Shares	49,210,577	37,112,389	630,550,580	1,190,953,823
Reinvestment of Distributions	6,008,567	8,437,169	8,359,928	8,812,307
Cost of Shares Redeemed(A)	(86,208,440)	(103,636,356)	(669,041,219)	(1,240,270,272)

Net Decrease in Net Assets
Resulting from Share Transactions	(30,989,296)	(58,086,798)	(30,130,711)	(40,504,142)

Total Increase (Decrease) in
Net Assets	15,920,452	(25,772,830)	(30,130,713)	(40,504,165)
Net Assets – Beginning of Year	270,030,718	295,803,548	211,170,686	251,674,851

Net Assets – End of Year	$285,951,170	$270,030,718	$181,039,973	$211,170,686

Accumulated/(Distributions in excess of)
Net Investment Income	$87,534	$269,784	$(2)	$—
Shares Issued and Redeemed
Sold	2,289,265	2,065,235	630,550,580	1,190,953,823
Issued in Reinvestment of Distributions	282,736	474,683	8,359,928	8,812,307
Redeemed	(4,074,907)	(5,828,607)	(669,041,219)	(1,240,270,272)

Net Decrease in Shares	(1,502,906)	(3,288,689)	(30,130,711)	(40,504,142)

(A)

The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the FBR Gas Utility Index Fund, these fees for the year ended October 31, 2007 and the year ended October 31, 2006 were $36,591 and $31,687, respectively. The FBR Fund for Government Investors does not charge a redemption fee.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

The following tables provide per share data for a share outstanding throughout each period for each Fund. Other data includes investment performance, ratios to average net assets and other supplemental information.
	FBR Pegasus FundTM

	For the	For the
	Year Ended	Period Ended
	October 31, 2007	October 31, 2006*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.04)	(0.01)
Net Realized and Unrealized Gain on Investments[1,4]	2.05	1.84

Total from Investment Operations	2.01	1.83

Distributions to Shareholders:
From Net Investment Income	—	(0.00)[2]
From Net Realized Gain	(0.45)	—

Total Distributions	(0.45)	(0.00)[2]

Paid-in Capital from Redemption Fees[5]	0.00 [2]	0.01

Net Increase in Net Asset Value	1.56	1.84

Net Asset Value – End of Period	$13.40	$11.84

Total Investment Return[6]	17.52%	18.45%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[3]	1.97%	1.94%	(B)
Expenses Before Waivers and Related Reimbursements	2.21%	2.74%	(B)
Net Investment Loss After Waivers and Related Reimbursements[3]	(0.30)%	(0.23)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(0.54)%	(1.03)%	(B)
Supplementary Data:
Portfolio Turnover Rate	108%	166%	(A)
Net Assets at End of Period (in thousands)	$13,037	$13,349

*	Represents the period from commencement of operations (November 15, 2005) through October 31, 2006.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[4]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[5]	Calculated based on average shares outstanding.
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)
	FBR Pegasus Mid Cap FundTM

	For the Period
	Ended
	October 31, 2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.02)
Net Realized and Unrealized Gain on Investments[1,4]	1.32

Total from Investment Operations	1.30

Paid-in Capital from Redemption Fees[5]	0.00	[2]

Net Increase in Net Asset Value	1.30

Net Asset Value – End of Period	$11.30

Total Investment Return[6]	13.00%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[3]	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	4.17%	(B)
Net Investment Loss After Waivers and Related Reimbursements[3]	(0.36)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(2.58)%	(B)
Supplementary Data:
Portfolio Turnover Rate	135%	(A)
Net Assets at End of Period (in thousands)	$3,873

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[4]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[5]	Calculated based on average shares outstanding.
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)
	FBR Pegasus Small Cap FundTM

	For the Period
	Ended
	October 31, 2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.04)
Net Realized and Unrealized Gain on Investments[1,4]	1.89

Total from Investment Operations	1.85

Paid-in Capital from Redemption Fees[5]	0.00	[2]

Net Increase in Net Asset Value	1.85

Net Asset Value – End of Period	$11.85

Total Investment Return[6]	18.50%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[3]	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	3.77%	(B)
Net Investment Loss After Waivers and Related Reimbursements[3]	(0.61)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(2.43)%	(B)
Supplementary Data:
Portfolio Turnover Rate	107%	(A)
Net Assets at End of Period (in thousands)	$4,900

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[4]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[5]	Calculated based on average shares outstanding.
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Financial Fund

	For the Years Ended October 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$21.67	$21.84	$24.46	$22.43	$17.73

Income from Investment Operations:
Net Investment Income[1,3]	0.14	0.13	0.13	0.08	0.10
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	(0.97)	2.72	0.15	2.08	4.69

Total from Investment Operations	(0.83)	2.85	0.28	2.16	4.79

Distributions to Shareholders:
From Net Investment Income	(0.11)	(0.16)	(0.08)	(0.07)	(0.09)
From Net Realized Gain	(2.02)	(2.86)	(2.82)	(0.08)	—

Total Distributions	(2.13)	(3.02)	(2.90)	(0.15)	(0.09)

Paid-in Capital from Redemption Fees[5]	0.00 [2]	0.00 [2]	0.00 [2]	0.02	0.00 [2]

Net Increase (Decrease) in Net Asset Value	(2.96)	(0.17)	(2.62)	2.03	4.70

Net Asset Value – End of Year	$18.71	$21.67	$21.84	$24.46	$22.43

Total Investment Return[6]	(4.59)%	14.21%	0.86%	9.76%	27.13%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.89%	1.83%	1.95%	1.91%	1.92%
Expenses Before Waivers	1.92%	1.84%	1.96%	1.94%	1.98%
Net Investment Income After Waivers[3]	0.59%	0.68%	0.62%	0.28%	0.53%
Net Investment Income Before Waivers	0.56%	0.67%	0.61%	0.25%	0.47%
Supplementary Data:
Portfolio Turnover Rate	95%	54%	41%	42%	67%
Net Assets at End of Year (in thousands)	$15,951	$26,313	$29,037	$30,384	$35,459

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Calculated based on average shares outstanding.
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Technology Fund

	For the Years Ended October 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$11.97	$10.82	$10.96	$11.03	$7.19

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.05)	(0.04)	(0.05)	(0.14)	(0.08)
Net Realized and Unrealized Gain on Investments[1,4]	1.81	1.77	1.53	0.24	3.92

Total from Investment Operations	1.76	1.73	1.48	0.10	3.84

Distributions to Shareholders:
From Net Realized Gain	(0.39)	(0.58)	(1.62)	(0.20)	—

Paid-in Capital from Redemption Fees[5]	0.00 [2]	0.00 [2]	0.00 [2]	0.03	0.00	[2]

Net Increase (Decrease) in Net Asset Value	1.37	1.15	(0.14)	(0.07)	3.84

Net Asset Value – End of Year	$13.34	$11.97	$10.82	$10.96	$11.03

Total Investment Return[6]	15.18%	16.40%	14.51%	1.17%	53.41%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[3]	1.70%	1.87%	1.94%	1.95%	1.94%
Expenses Before Waivers and Related Reimbursements	1.70%	1.92%	2.74%	3.21%	4.61%
Net Investment Loss After Waivers and Related
Reimbursements[3]	(0.41)%	(0.60)%	(0.77)%	(1.23)%	(1.11)%
Net Investment Loss Before Waivers and Related
Reimbursements	(0.41)%	(0.65)%	(1.57)%	(2.49)%	(3.78)%
Supplementary Data:
Portfolio Turnover Rate	229%	108%	100%	99%	146%
Net Assets at End of Year (in thousands)	$40,935	$39,407	$14,810	$6,608	$6,170

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Calculated based on average shares outstanding.
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund

	For the Years Ended October 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$49.36	$40.36	$37.68	$31.57	$21.15

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,3]	0.08	(0.43)	(0.27)	(0.17)	(0.11)
Net Realized and Unrealized Gain on Investments[1,4]	8.63	10.20	3.51	6.30	10.50

Total from Investment Operations	8.71	9.77	3.24	6.13	10.39

Distributions to Shareholders:
From Net Realized Gain	(0.12)	(0.77)	(0.57)	(0.03)	—

Paid-in Capital from Redemption Fees[5]	0.02	0.00 [2]	0.01	0.01	0.03

Net Increase in Net Asset Value	8.61	9.00	2.68	6.11	10.42

Net Asset Value – End of Year	$57.97	$49.36	$40.36	$37.68	$31.57

Total Investment Return[6]	17.72%	24.53%	8.63%	19.46%	49.27%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.40%	1.38%	1.50%	1.59%	1.60%
Expenses Before Waivers	1.40%	1.40%	1.53%	1.59%	1.60%
Net Investment Income (Loss) After Waivers[3]	0.14%	(0.94)%	(0.56)%	(0.75)%	(0.75)%
Net Investment Income (Loss) Before Waivers	0.14%	(0.96)%	(0.59)%	(0.75)%	(0.75)%
Supplementary Data:
Portfolio Turnover Rate	5%	3%	20%	19%	16%
Net Assets at End of Year (in thousands)	$1,556,339	$929,590	$805,858	$825,497	$343,824

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses) and fees voluntarily waived by the Distributor in an amount attributable to marketing expenses for the Fund while closed to new investors.

[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Calculated based on average shares outstanding.
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund

	For the Years Ended October 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$32.70	$32.96	$36.41	$32.56	$24.38

Income from Investment Operations:
Net Investment Income[1]	0.29	0.14	0.23	0.13	0.05
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(5.31)	3.44	0.85	4.40	8.88

Total from Investment Operations	(5.02)	3.58	1.08	4.53	8.93

Distributions to Shareholders:
From Net Investment Income	(0.15)	(0.14)	(0.18)	(0.07)	(0.13)
From Net Realized Gain	(4.35)	(3.70)	(4.36)	(0.65)	(0.64)

Total Distributions	(4.50)	(3.84)	(4.54)	(0.72)	(0.77)

Paid-in Capital from Redemption Fees[4]	0.00 [2]	0.00 [2]	0.01	0.04	0.02

Net Increase (Decrease) in Net Asset Value	(9.52)	(0.26)	(3.45)	3.85	8.18

Net Asset Value – End of Year	$23.18	$32.70	$32.96	$36.41	$32.56

Total Investment Return[5]	(18.02)%	11.81%	2.63%	14.29%	37.80%
Ratios to Average Net Assets:
Expenses After Waivers	1.51%	1.46%	1.55%	1.59%	1.57%
Expenses Before Waivers	1.51%	1.46%	1.55%	1.59%	1.57%
Net Investment Income After Waivers	0.93%	0.45%	0.69%	0.40%	0.26%
Net Investment Income Before Waivers	0.93%	0.45%	0.69%	0.40%	0.26%
Supplementary Data:
Portfolio Turnover Rate	13%	8%	15%	36%	16%
Net Assets at End of Year (in thousands)	$144,214	$346,155	$463,333	$594,625	$513,808

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Technology Fund

				For the
				Period
	For the Years Ended October 31,			Ended
				October 31,
	2007	2006	2005	2004*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.34	$9.46	$8.88	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.19)	(0.15)	(0.16)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	2.92	2.02	0.70	(1.06)

Total from Investment Operations	2.73	1.87	0.54	(1.17)

Distributions to Shareholders:
From Net Realized Gain	(0.52)	—	—	—

Paid-in Capital from Redemption Fees[4]	0.01	0.01	0.04	0.05

Net Increase (Decrease) in Net Asset Value	2.22	1.88	0.58	(1.12)

Net Asset Value – End of Period	$13.56	$11.34	$9.46	$8.88

Total Investment Return[5]	25.06%	19.87%	6.53%	(11.20)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.95%	1.95%	1.95%	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	3.81%	5.45%	9.14%	6.43%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(1.65)%	(1.65)%	(1.68)%	(1.79)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(3.51)%	(5.15)%	(8.87)%	(6.27)%	(B)
Supplementary Data:
Portfolio Turnover Rate	108%	152%	246%	150%	(A)
Net Assets at End of Period (in thousands)	$5,451	$3,592	$1,759	$1,440

*	Represents the period from commencement of operations (January 20, 2004) through October 31, 2004.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund

									For the		For the
									Period		Year
	For the Years Ended October 31,								Ended		Ended
									October 31,		March 31,
	2007		2006		2005		2004		2003*		2003

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$19.48		$17.25		$14.67		$12.51		$10.41		$15.53

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.47		0.50		0.52		0.38		0.20		0.43
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	3.67		2.34		2.47		2.17		2.08		(5.12)

Total from Investment Operations	4.14		2.84		2.99		2.55		2.28		(4.69)

Distributions to Shareholders:
From Net Investment Income	(0.48)		(0.61)		(0.41)		(0.39)		(0.18)		(0.43)

Paid-in Capital from Redemption Fees[5]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	—

Net Increase (Decrease) in Net Asset Value	3.66		2.23		2.58		2.16		2.10		(5.12)

Net Asset Value – End of Period	$23.14		$19.48		$17.25		$14.67		$12.51		$10.41

Total Investment Return[6]	21.51%		16.84%		20.48%		20.63%		21.98%	(A)	(30.40)%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.75%		0.80%		0.80%		0.85%		0.85%	(B)	0.85%
Expenses Before Waivers	0.75%		0.80%		0.80%		0.88%		0.87%	(B)	0.86%
Net Investment Income After Waivers[3]	2.21%		2.69%		3.18%		2.90%		3.02%	(B)	3.58%
Net Investment Income Before Waivers	2.21%		2.69%		3.18%		2.87%		3.00%	(B)	3.57%
Supplementary Data:
Portfolio Turnover Rate	22%		16%		20%		34%		5%	(A)	39%
Net Assets at End of Period (in thousands)	$285,951		$270,031		$295,804		$220,545		$184,818		$145,663

*	Effective April 1, 2003, the Fund’s fiscal year end was changed to October 31.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 0.85% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Calculated based on average shares outstanding.
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Fund for Government Investors

	For the Years Ended October 31,			For the Period Ended		For the Years Ended December 31,
				October 31,
	2007	2006	2005	2004*		2003		2002

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.04	0.04	0.02	0.00	[2]	0.00	[2]	0.01
Net Realized Loss on Investments[1,4]	—	(0.00)[2]	(0.00)[2]	(0.00)[2]		(0.00)[2]		—

Total From Investment Operations	0.04	0.04	0.02	0.00	[2]	0.00	[2]	0.01

Distributions to Shareholders:
From Net Investment Income	(0.04)	(0.04)	(0.02)	(0.00)[2]		(0.00)[2]		(0.01)

Net Asset Value – End of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Total Investment Return[5]	4.46%	3.89%	1.96%	0.42%	(A)	0.42%		1.03%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.83%	0.85%	0.76%	0.75%	(B)	0.75%		0.75%
Expenses Before Waivers	0.83%	0.85%	0.86%	0.85%	(B)	0.82%		0.75%
Net Investment Income After Waivers[3]	4.37%	3.81%	1.92%	0.50%	(B)	0.43%		1.03%
Net Investment Income Before Waivers	4.37%	3.81%	1.82%	0.40%	(B)	0.36%		1.03%
Supplementary Data:
Net Assets at End of Period (in thousands)	$181,040	$211,171	$251,675	$288,761		$341,413		$454,247

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]

Prior to November 1, 2005, reflects fees waived by FBR Fund Adviser, Inc. pursuant to a contractual advisory fee waiver of 0.10% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[4]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Schedule of Shareholder Expenses
(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 through October 31, 2007).

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2007”to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	October 31, 2007	May 1, 2007	October 31, 2007	October 31, 2007*

Pegasus Fund
Actual	1.98%	$1,000.00	$1,076.30	$10.36
Hypothetical	1.98	1,000.00	1,015.22	10.06
Pegasus Mid Cap Fund
Actual	1.95	1,000.00	1,072.10	10.18
Hypothetical	1.95	1,000.00	1,015.39	9.90
Pegasus Small Cap Fund
Actual	1.95	1,000.00	1,106.40	10.34
Hypothetical	1.95	1,000.00	1,015.39	9.90
Large Cap Financial Fund
Actual	1.91	1,000.00	899.10	9.13
Hypothetical	1.91	1,000.00	1,015.59	9.70
Large Cap Technology Fund
Actual	1.68	1,000.00	1,088.10	8.84
Hypothetical	1.68	1,000.00	1,016.74	8.53
Focus Fund
Actual	1.43	1,000.00	1,036.80	7.33
Hypothetical	1.43	1,000.00	1,018.01	7.26
Small Cap Financial Fund
Actual	1.49	1,000.00	865.90	7.01
Hypothetical	1.49	1,000.00	1,017.70	7.57
Small Cap Technology Fund
Actual	1.95	1,000.00	1,111.50	10.37
Hypothetical	1.95	1,000.00	1,015.39	9.90
Gas Utility Index Fund
Actual	0.73	1,000.00	1,065.90	3.80
Hypothetical	0.73	1,000.00	1,021.52	3.72
Fund for Government Investors
Actual	0.76	1,000.00	1,022.30	3.88
Hypothetical	0.76	1,000.00	1,021.37	3.88

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Notes to Financial Statements

1.  Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of ten series which represent interests in one of the following investment portfolios: FBR Pegasus FundTM (“Pegasus Fund”), FBR Pegasus Mid Cap FundTM (“Pegasus Mid Cap Fund”), FBR Pegasus Small Cap FundTM (“Pegasus Small Cap Fund”), FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Large Cap Technology Fund (“Large Cap Technology Fund”), FBR Focus Fund (“Focus Fund”) (formerly FBR Small Cap Fund), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Small Cap Technology Fund (“Small Cap Technology Fund”), FBR Gas Utility Index Fund (“Gas Utility Index Fund”) and FBR Fund for Government Investors (“Money Market Fund”), (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. Each Fund offers one class of shares, which is offered as no-load shares. The Pegasus Mid Cap Fund and Pegasus Small Cap Fund commenced operations on February 28, 2007.

The Pegasus Fund, a non-diversified fund, intends to invest in the stocks of companies of any size without regard to market capitalization. The investment objective of the Fund is capital appreciation.

The Pegasus Mid Cap Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets in securities of mid capitalization (“mid-cap”) companies. The investment objective of the Fund is capital appreciation.

The Pegasus Small Cap Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets in securities of small capitalization (“small-cap”) companies. The investment objective of the Fund is capital appreciation.

The Large Cap Financial Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets in securities of large capitalization (“large-cap”) companies principally engaged in the business of financial services including, but not limited to, commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, insurance companies, real estate and leasing companies, holding companies for each of the foregoing types of business, or companies that combine some or all of these businesses. The investment objective of the Fund is capital appreciation.

The Large Cap Technology Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets in securities of large-cap companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The FBR Funds

Notes to Financial Statements (continued)

The Focus Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets in securities of small-cap companies. Effective January 1, 2008, the Fund will no longer be subject to the investment policy of investing at least 80% of its net assets in securities of small-cap companies. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets in securities of small-cap companies principally engaged in the business of providing financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Small Cap Technology Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets in securities of small-cap companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Gas Utility Index Fund, a diversified fund, intends to invest, under normal circumstances, at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. The investment objective of the Fund is income and capital appreciation.

The Money Market Fund, a diversified fund, intends to invest, under normal circumstances, at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The investment objective of the Fund is current income consistent with liquidity and preservation of capital.

2.  Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

The FBR Funds

Notes to Financial Statements (continued)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV. The Funds, except for the Money Market Fund, charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Expenses — The Funds pay all operational expenses, which are either charged directly to a Fund for which the expense is attributable or are allocated proportionately among the Funds based on allocation methods approved by the Board.

Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund and Money Market Fund, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund declares and pays any such dividends quarterly. The Money Market Fund declares dividends each day the Fund is open for business and pays monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

The FBR Funds

Notes to Financial Statements (continued)

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Options — Each Fund, except the Gas Utility Index Fund and Money Market Fund, may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from option transactions.

The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts reflect the extent of a Fund’s involvement in these financial instruments. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security at a price different from the current market value. A Fund’s activities in written options are conducted through regulated exchanges, which do not result in counterparty credit risks. The Funds had no outstanding options at October 31, 2007.

Repurchase Agreements — The Funds have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the adviser considers creditworthy pursuant to criteria approved by the Board. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The adviser marks to market daily the value of the collateral, and, if necessary, requires the

The FBR Funds

Notes to Financial Statements (continued)

seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

Securities Lending — Each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The Funds had no securities on loan at October 31, 2007.

Line of Credit — The Trust has a line of credit (“Credit Agreement”) with Custodial Trust Company (“CTC”) for temporary or emergency purposes. Under the Credit Agreement, CTC provides a line of credit in an amount up to the maximum amount permitted under the 1940 Act and each Fund’s prospectus. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the LIBOR (London Inter-Bank Offer Rate). The Funds had no borrowings outstanding at October 31, 2007.

3.  Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Pegasus Fund, Pegasus Mid Cap Fund, Pegasus Small Cap Fund, Large Cap Financial Fund, Large Cap Technology Fund, Focus Fund, Small Cap Financial Fund and Small Cap Technology Fund, and at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund. The Money Market Fund pays a management fee at an annual rate based on the Fund’s average daily net assets of 0.50% on the first $500 million, 0.45% on the next $250 million, 0.40% on the next $250 million, and 0.35% on net assets over $1 billion.

Fund Advisers has contractually agreed to limit each Fund’s total operating expenses to 1.95% of each Fund’s average daily net assets, except for the Gas Utility Index Fund and Money Market Fund, which Fund Advisers has contractually agreed to limit total operating expenses to 0.85% and 1.00% of average daily net assets, respectively (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses). Fund Advisers has agreed to maintain these limitations with regard to each Fund through November 1, 2008.

The FBR Funds

Notes to Financial Statements (continued)

Fund Advisers has retained Akre Capital Management, LLC (“ACM”) as investment sub-adviser to the Focus Fund. In this capacity, subject to the supervision of Fund Advisers and the Board, ACM directs the investments of the Focus Fund’s assets, continually conducts investment research and supervision for the Focus Fund, and is responsible for the purchase and sale of the Focus Fund’s investments. For these services, Fund Advisers (and not the Fund) pays ACM a fee out of the Adviser’s advisory fee.

Administrator — Prior to November 1, 2007, Fund Advisers provided day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Funds’ registration statements. Pursuant to the Administration Agreement, Fund Advisers received a fee of 0.06% on the first $2 billion of total average daily net assets of the Funds, 0.05% on the next $1 billion of total average daily net assets of the Funds and 0.035% on the Funds’ average daily net assets in excess of $3 billion. As of November 1, 2007, the Funds have contracted directly with JPMorgan Chase Bank, N.A. (“JPMorgan”) (formerly Integrated Investment Services, Inc. which JPMorgan purchased April 1, 2007), to provide day-to-day administrative services to the Funds. JPMorgan will receive a fee of 0.02% of the first $2.5 billion of average daily net assets of the Trust, 0.0175% of the next $2.5 billion of average daily net assets of the Trust and 0.015% of the Trust’s average daily net assets in excess of $5 billion. Fund Advisers will provide administrative services including oversight of service providers and will receive 0.02% of the average daily net assets of the Trust. Fund Advisers will continue to provide the Funds with office space, facilities and business equipment and generally administer the Funds’ business affairs and provide the services of executive and clerical personnel for administering the affairs of the Funds. Fund Advisers compensates all personnel, Officers, and Trustees of the Funds if such persons are employees of Fund Advisers.

Plan of Distribution — The Trust, on behalf of each Fund, except the Gas Utility Index Fund and Money Market Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred. The Distributor had voluntarily agreed to waive $22,326 of the distribution fees payable by the Focus Fund attributable to marketing expenses for the Fund until such time as the Fund was reopened to new investors on January 3, 2007.

Brokerage Commissions — For the year ended October 31, 2007, the Small Cap Financial Fund paid $25,786 in brokerage commissions from portfolio transactions to Friedman, Billings, Ramsey and Co., Inc. (FBR & Co.), an affiliate of Fund Advisers and the Distributor. No other Fund paid commissions to FBR & Co. during the period.

Trustees’ Fees — Each Trustee of the Trust who is not an employee of Fund Advisers or affiliate of Fund Advisers receives an annual retainer fee of $14,000 and an additional meeting fee of $2,250 for each quarterly meeting attended. In addition, each Trustee that

The FBR Funds

Notes to Financial Statements (continued)

serves on the Audit Committee or Nominating Committee receives a meeting fee of $1,000 for attendance at the meeting. If a Trustee participates by teleconference, the meeting fee is 50% of the respective in-person meeting fee. The Chairman of the Board, an independent Trustee, receives an additional $1,000 for each meeting attended.

4.  Investment Transactions

For the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases	Sales

Pegasus Fund	$13,418,235	$16,817,161
Pegasus Mid Cap Fund	6,784,708	3,906,234
Pegasus Small Cap Fund	7,321,904	3,639,861
Large Cap Financial Fund	19,761,707	34,171,935
Large Cap Technology Fund	85,770,506	84,779,898
Focus Fund	198,695,092	56,703,751
Small Cap Financial Fund	30,044,772	211,850,899
Small Cap Technology Fund	4,710,386	4,781,327
Gas Utility Index Fund	61,535,503	94,573,284

5.  Federal Income Taxes

It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code that are applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. As a result, the character of tax-basis distributions and the composition of net assets for tax purposes may differ from those reflected in the Funds’ financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are primarily the result of wash sales. Reclassifications for permanent differences are made to components of capital. These reclassifications have no effect on net assets or net asset value per share.

The FBR Funds

Notes to Financial Statements (continued)

The tax character of distributions paid for each Fund’s tax year was as follows:

	Ordinary Income		Long-Term Capital Gains

	Dollar	Per share	Dollar	Per share
	Amount	Amount	Amount	Amount

Pegasus Fund
For the Year Ended October 31, 2007	$585,158	$0.453075	$—	$—
For the Year Ended October 31, 2006	1,131	0.004657	—
Pegasus Mid Cap Fund
For the Period Ended October 31, 2007	—	—	—	—
Pegasus Small Cap Fund
For the Period Ended October 31, 2007	—	—	—	—
Large Cap Financial Fund
For the Year Ended October 31, 2007	145,001	0.111451	2,416,486	2.017514
For the Year Ended October 31, 2006	231,630	0.158660	3,691,188	2.856242
Large Cap Technology Fund
For the Year Ended October 31, 2007	718,645	0.202896	677,401	0.191251
For the Year Ended October 31, 2006	278,046	0.172572	654,245	0.406063
Focus Fund
For the Year Ended October 31, 2007	—	—	2,384,603	0.123866
For the Year Ended October 31, 2006	—	—	14,760,977	0.769867
Small Cap Financial Fund
For the Year Ended October 31, 2007	2,428,021	0.225500	43,232,104	4.275126
For the Year Ended October 31, 2006	2,080,797	0.144159	49,145,199	3.703541
Small Cap Technology Fund
For the Year Ended October 31, 2007	125,836	0.389428	41,912	0.129706
For the Year Ended October 31, 2006	—	—	—	—
Gas Utility Index Fund
For the Year Ended October 31, 2007	6,504,234	0.483831	—	—
For the Year Ended October 31, 2006	9,174,877	0.609932	—	—
Fund for Government Investors
For the Year Ended October 31, 2007	8,612,056	0.043674	—	—
For the Year Ended October 31, 2006	9,042,605	0.038269	—	—

The FBR Funds

Notes to Financial Statements (continued)

The following information is computed on a tax basis for each item:

	As of October 31, 2007

	Pegasus	Pegasus	Pegasus	Large Cap	Large Cap
	Fund	Mid Cap Fund	Small Cap Fund	Financial Fund	Technology Fund

Tax cost of investment securities	$10,905,518	$3,221,075	$4,482,194	$15,665,251	$37,434,170

Gross unrealized appreciation	1,531,197	386,500	649,188	628,857	4,558,047
Gross unrealized depreciation	(214,180)	(28,830)	(39,295)	(528,038)	(981,385)

Net unrealized appreciation	1,317,017	357,670	609,893	100,819	3,576,662
Undistributed ordinary income	1,210,051	45,373	18,282	114,124	2,491,355
Undistributed long-term capital gains	238	—	—	2,910,983	1,036,556

Accumulated earnings	$2,527,306	$403,043	$628,175	$3,125,926	$7,104,573

	As of October 31, 2007

					Fund for
	Focus	Small Cap	Small Cap	Gas Utility	Government
	Fund	Financial Fund	Technology Fund	Index Fund	Investors

Tax cost of investment securities	$997,494,412	$136,163,040	$4,259,908	$141,866,924	$191,027,695

Gross unrealized appreciation	615,944,604	21,345,779	1,037,530	149,891,226	—
Gross unrealized depreciation	(49,326,388)	(13,373,635)	(25,418)	(5,985,471)	—

Net unrealized appreciation	566,618,216	7,972,144	1,012,112	143,905,755	—
Undistributed ordinary income	2,637,313	1,319,765	166,019	794,439	20,787
Undistributed long-term capital gains	12,515,359	36,692,650	18,288	20,875,415	—
Capital loss carryforward	—	—	—	—	(189,953)
Other temporary differences	—	—	—	—	(20,789)

Accumulated earnings (deficit)	$581,770,888	$45,984,559	$1,196,419	$165,575,609	$(189,955)

Unused capital loss carryforwards as of October 31, 2007, were as follows:

Fund for
Government Investors

October 31, 2011	23,854
October 31, 2012	165,106
October 31, 2013	970
October 31, 2014	23

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The FBR Funds

Notes to Financial Statements (continued)

The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

		Accumulated
	Undistributed	Net Realized	Paid-In
	Income (Loss)	Gain (Loss)	Capital

Pegasus Fund	$38,956	$(38,956)	$—
Pegasus Mid Cap Fund	8,228	(8,228)	—
Pegasus Small Cap Fund	15,868	(15,868)	—
Large Cap Technology Fund	162,292	(162,292)	—
Focus Fund	—	(3,140)	3,140
Small Cap Financial Fund	(35,326)	14,688	20,638
Small Cap Technology Fund	75,527	(75,527)	—

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold will be required to be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semiannual report on April 30, 2008. Management is in the process of determining the impact of adoption.

6.  Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the year ended October 31, 2007, is noted below:

	SHARE ACTIVITY

	Balance			Balance	Realized		Value	Acquisition
Affiliate	10/31/06	Purchases	Sales	10/31/07	Gain	Dividends	10/31/07	Cost

FBR Focus Fund
99 Cents Only Stores.	3,445,336	600,038	—	4,045,374	—	$—	$43,487,771	$52,753,674
American Woodmark Corp.	730,850	115,000	—	845,850	—	199,130	21,450,756	27,443,990
Dynamex, Inc.	464,997	129,813	—	594,810	—	—	17,653,961	11,175,111
Monarch Casino & Resort, Inc.	992,000	—	—	992,000	—	—	30,345,280	4,511,967

The FBR Funds

Notes to Financial Statements (continued)

7.  Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The FBR Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
The FBR Funds
Arlington, Virginia

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund, FBR Fund for Government Investors, FBR Pegasus Fund, FBR Pegasus Mid Cap Fund, and FBR Pegasus Small Cap Fund (the “Funds”), each a series of the FBR Funds as of October 31, 2007 and with respect to FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund, FBR Fund for Government Investors the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, with respect to the FBR Pegasus Fund the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended and for the period November 15, 2005 (commencement of operations) to October 31, 2006, with respect to FBR Pegasus Mid Cap Fund and FBR Pegasus Small Cap Fund the statements of operations, statements of changes in net assets, and the financial highlights for the period February 28, 2007 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the FBR Fund for Government Investors for each of the two years in the period ended December 31, 2003 were audited by other auditors whose report dated February 20, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers did not reply to our confirmation requests. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The FBR Funds

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund, FBR Fund for Government Investors, FBR Pegasus Fund, FBR Pegasus Mid Cap Fund, and FBR Pegasus Small Cap Fund as of October 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 21, 2007

The FBR Funds

Important Supplemental Information (unaudited)

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended October 31, 2007 qualify for the corporate dividends received deduction:

Pegasus Fund	16.45%
Large Cap Financial Fund	39.68%
Small Cap Financial Fund	82.08%
Small Cap Technology Fund	0.02%
Gas Utility Index Fund	99.95%

Proxy Voting Guidelines

Fund Advisers is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures Fund Advisers uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

Approval of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the 1940 Act, the Board is required, on an annual basis, at an in-person meeting of the Board called for such purpose, to consider: (i) the continuation of the Investment Advisory Agreement with Fund Advisers with respect to each of the Funds and (ii)the continuation of the Sub-Investment Advisory Agreement with ACM with respect to the Focus Fund (previously, the Small Cap Fund) (collectively, the “Advisory Agreements”).

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Advisory Agreements, and it is the duty of each of the Advisers to furnish the Trustees with such information that is reasonably necessary for the Trustees to evaluate the terms of the Advisory Agreements.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Accordingly, in determining whether to renew the Advisory Agreements, the Board requested, and the Advisers provided, information and data relevant to the Board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.

As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisers that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the continuation of the Advisory Agreements.

The Board held an in-person meeting on October 26, 2007, at which they considered the renewal of the Advisory Agreements and the Board engaged in a thorough review process to determine whether or not to continue the Advisory Agreements. During this meeting, the Board reviewed relevant information and data provided by the Advisers in response to written questions from the Independent Trustees and met with independent legal counsel to the Independent Trustees to discuss their evaluation of the information provided by the Advisers. The Board met with representatives of Fund Advisers and discussed with them, among other things, their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, the cost of providing the services and the profitability of the advisory arrangements to the Advisers, the extent to which the Advisers had achieved economies of scale, the extent to which shareholders participated in those economies of scale, and matters relating to the distribution and marketing of the Funds.

The Board first reviewed matters with respect to the proposed continuation of the Investment Advisory Agreement with Fund Advisers in connection with the Equity Funds and the Money Market Fund. The Board reviewed information and materials regarding the investment advisory fees for the Equity Funds. Representatives of Fund Advisers stated that the investment advisory fees for the Equity Funds are not presently subject to any asset-based breakpoints, but that Fund Advisers has in place with respect to each of the Equity Funds an expense limitation agreement limiting total annual operating expenses of each of the Equity Funds which it indicated that it intended to continue maintaining for the Equity Funds for another year. The Board was also informed by representatives of Fund Advisers that the Money Market Fund is subject to asset-based breakpoints and that Fund Advisers also maintains an expense limitation agreement with respect to the Money Market Fund in order to limit the total annual operating expenses of the Money Market Fund and that it also intended to continue maintaining the expense limitation arrangement for the Money Market Fund for another year.

The Board then considered information regarding each of the Funds separately and reviewed with the representatives of Fund Advisers various performance and expense

The FBR Funds

Important Supplemental Information (unaudited) (continued)

information for each of the Funds, changes in total assets for each of the Funds, the costs of providing services, the profitability of each of the Funds to Fund Advisers, and distribution arrangements for each of the Funds, as follows:

1.  Large Cap Financial Fund. The Board first reviewed information and materials regarding the Large Cap Financial Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Large Cap Financial Fund’s investment performance for the one, three, five and 10-year periods and since inception. The Board then engaged in discussions with the portfolio manager for the Large Cap Financial Fund in order to review the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Large Cap Financial Fund.

2.  Small Cap Financial Fund. The Board next reviewed information and materials regarding the Small Cap Financial Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Small Cap Financial Fund’s investment performance for the one, three, five and 10-year periods and since inception. The Board also took note of the fact that the Small Cap Financial Fund does a certain amount of brokerage transactions through FBR, and it was noted that information concerning the nature and amount of these affiliated brokerage transactions is reported to the Board on a quarterly basis in accordance with the Fund’s Rule 17e-1 reporting requirements. The Board concluded that, in light of all the circumstances, the level of trades placed through FBR was reasonable, especially in light of the fact that FBR is active in the markets for many financial services stocks, thus making it reasonable for the Fund to utilize FBR for some of its portfolio brokerage transactions. The Board then met with the portfolio manager for the Small Cap Financial Fund to discuss the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Small Cap Financial Fund.

3.  Focus Fund. The Board next reviewed information and materials regarding the Focus Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board reviewed information and material that had been submitted to them by ACM concerning ACM’s expenses in connection with managing the Focus Fund and the profitability of ACM’s relationship to the Fund. The Board took note of the performance results of the Focus Fund, the growth in assets of the Fund, and the investment strategies employed by ACM in connection with its sub-investment management of the Focus Fund. The Board considered the fact that the Fund re-opened to new investors on January 2, 2007. The Board members took note of the Focus Fund’s overall investment performance for the one, three, five and 10-year periods and since inception. The Board also reviewed information regarding the terms of the Sub-Advisory Agreement and the amount of the sub-advisory fees paid to ACM by Fund Advisers pursuant to the Sub-Advisory Agreement.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

4.  Large Cap Technology Fund. The Board next reviewed information and materials regarding the Large Cap Technology Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Large Cap Technology Fund’s investment performance for the one year and three year periods and since the commencement of the Fund’s investment operations on February 1, 2002. The Board then engaged in discussions with the co-portfolio manager for the Large Cap Technology Fund in order to review the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Large Cap Technology Fund.

5.  Small Cap Technology Fund. The Board next reviewed information and materials regarding the Small Cap Technology Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Small Cap Technology Fund’s investment performance for the one year period and for the period since the Fund’s commencement of investment operations on January 20, 2004. The Board met with representatives of Fund Advisers to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Small Cap Technology Fund.

6.  Gas Utility Index Fund. The Board then reviewed information and materials regarding the Gas Utility Index Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board took note of the fact that this is the only Fund among the Equity Funds that is operated as an index fund. The Board members also took note of the Gas Utility Index Fund’s investment performance for the one, three, five and 10-year periods and since inception. The Board then engaged in discussions with the portfolio manager for the Gas Utility Index Fund in order to review the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Gas Utility Index Fund.

7.  Pegasus Fund. The Board next reviewed information and materials regarding the Pegasus Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Pegasus Fund’s investment performance for the one year period. The Board met with representatives of Fund Advisers to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Pegasus Fund.

8.  Pegasus Small Cap Fund. The Board next reviewed information and materials regarding the Pegasus Small Cap Fund, noting that Fund’s fees, expenses and performance results, then compared such information to comparable funds and the Fund’s relevant benchmark indexes. The Board members took note of the Fund’s investment performance for the period since its commencement of investment operations on February 28, 2007. The Board met with representatives of Fund Advisers to discuss the investment operations of the Fund

The FBR Funds

Important Supplemental Information (unaudited) (continued)

and they responded to questions from the Board regarding investment matters with respect to the Pegasus Small Cap Fund.

9.  Pegasus Mid Cap Fund. The Board next reviewed information and materials regarding the Pegasus Mid Cap Fund, noting that Fund’s fees, expenses and performance results, then compared such information to comparable funds and the Fund’s relevant benchmark indexes. The Board members took note of the Fund’s investment performance for the period since its commencement of investment operations on February 28, 2007. The Board met with representatives of Fund Advisers to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Pegasus Mid Cap Fund.

10.  Fund for Government Investors (the Money Market Fund). The Board then considered matters with respect to the continuation of the Investment Advisory Agreement with Fund Advisers in connection with the Money Market Fund. The Board reviewed information and material that had been submitted to them by Fund Advisers and the Board discussed various matters with respect to the Money Market Fund with representatives of Fund Advisers, noting that the Money Market Fund is subject to an expense limitation agreement which limits the total annual operating expenses of the Money Market Fund and also noting that the Money Market Fund is subject to asset based breakpoints which provide for reduced investment advisory fees as assets in the Fund increase.

The Board reviewed the proposed continuation of each of the Advisory Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other mutual funds in each Fund’s peer group on a long-term basis and over shorter time periods. The Board also took note of the long-term relationship between Fund Advisers and the Funds and the efforts that had been undertaken by Fund Advisers to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compared favorably with industry averages for other funds of similar size. They noted the range of investment advisory and administrative services provided by Fund Advisers and its affiliates to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. The Board also reviewed financial information concerning Fund Advisers and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to Fund Advisers and the financial soundness of Fund Advisers as demonstrated by the financial information provided.

The Board further reviewed the Funds’ brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board considered the receipt by the Advisers of research and execution services in exchange for payment of brokerage commissions. The Board noted that the Advisers do not maintain any formal agreements with firms to direct Fund brokerage in exchange for third party research and that the Advisers represented that trading done with various brokerage firms is done in a manner that is consistent with relevant requirements relating to the receipt of research in connection with brokerage transactions. The Board took note

The FBR Funds

Important Supplemental Information (unaudited) (continued)

of the fact that a certain amount of brokerage for one of the Funds is handled by a brokerage affiliate of Fund Advisers, and the Board noted the Advisers’ representations that such brokerage is conducted in a manner consistent with applicable rules relating to brokerage placed through affiliated entities. The Board determined that the amount of affiliated brokerage was fair and reasonable and done in accordance with the applicable regulatory requirements. The Board also reviewed information regarding the manner in which the Funds’ affiliated broker utilizes certain electronic communications networks (“ECNs”) for purposes of effectuating portfolio trades for some of the Funds and the way in which the use of these ECNs can be beneficial to the brokerage firm when trading on behalf of the Funds.

The Board also took note of the fact that an affiliate of Fund Advisers, FBR Investment Services, Inc. (“FBRIS”), serves as the distributor of the shares of the Funds and receives distribution fees from the Funds for serving in that role. The Board considered and discussed the activities routinely engaged in by FBRIS in order to distribute and market the Funds. The Board reviewed the distribution arrangements maintained by FBRIS for the Funds, noting the extensive sales arrangements for the Funds on various mutual fund supermarket platforms and the manner in which the distribution fees paid by those of the Funds that pay distribution fees are utilized in connection with these arrangements.

The Board also considered and reviewed information regarding the administrative services fees paid to Fund Advisers by the Funds for providing certain types of administrative services. The Board considered the approval, at the October 26 meeting, of the reduction of certain administrative functions performed by Fund Advisers and the engagement of JPMorgan Chase Bank to perform those services previously provided by Fund Advisers and the potential overall cost reduction to the Funds of this new arrangement. The Board determined that the administrative fees previously paid and now payable under the new arrangement to Fund Advisers were fair and reasonable in connection with the types of services to be provided by Fund Advisers to the Funds and that they are reasonable fees to be paid in addition to the investment advisory fees paid by the Funds to Fund Advisers given that the administrative services are separate and distinct services apart from the investment advisory services being provided to the Funds by Fund Advisers.

The Independent Trustees then met separately with the independent legal counsel to the Independent Trustees in order to consider the proposed continuation of the Advisory Agreements. At the conclusion of their session, the Independent Trustees had determined that they had received sufficient information to allow them to take action with respect to their consideration of the continuation of the Advisory Agreements.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Trustees noted that in each case, the Fund’s performance compared well to its benchmark either in the long-term, the short-term or both, and that management has demonstrated a commitment to continued enhancement of investment performance. The Board also considered the effectiveness of the compliance programs of the Funds and the Advisers in

The FBR Funds

Important Supplemental Information (unaudited) (continued)

accordance with applicable requirements relating to mutual funds and their investment advisers. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds as considered and approved at the meeting.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1001 Nineteenth Street North, Arlington, Virginia, 22209 unless otherwise stated. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge upon request by calling 888.888.0025.

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee

Michael A. Willner, 51	Trustee Since 1997	10	Founder and President, AlphaGrip, Inc., January 2001 to present.	None
Charles O. Heller, 71	Trustee Since 2003	10	President, Annapolis Capital Group, since 1986; Beacon Global Private Equity (venture capital firm), 2003-2005; Gabriel Venture Partners (venture capital firm), 2000-2003.	None
Reena Aggarwal, 50	Trustee Since 2006	10	Deputy Dean, McDonough School of Business, Georgetown University since 2006; Professor at Georgetown, 1986 to present.	None
William E. Cole, Jr., 58	Trustee Since 2006	10	Retired, 2006. Partner, Ernst & Young LLP, 1972-2006.	None
David Ellison†, 49 100 Federal Street Boston, MA 02110	Trustee Since 2003 President Since 2001	10	Director, CIO and President, FBR Fund Advisers, Inc., since December 1999; and Portfolio Manager for Equity Funds since October 1996.	None
Winsor H. Aylesworth, 60 100 Federal Street Boston, MA 02110	Executive Vice President Since 1999	10	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998.	None
William B. Sanders III, 43	Executive Vice President Since 2000	10	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999. Head Trader for FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Advisers, Inc. April 2001 - 2002.	None
Kimberly J. Bradshaw, 33	Treasurer Since 2006 Secretary Since 2003	10	Secretary of The FBR Funds since July 2003. Treasurer of The FBR Funds since August 2006. Vice President and Secretary of Money Management Advisers, Inc. November 2003 - March 2006. Employee of FBR since August 1998, serving in various capacities, including Vice President Fund Administration, AVP of Fund Administration, Transfer Agent Operations Manager and Fund Accounting Supervisor.	None

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers (continued)

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee

Kristin E. Swiderski, 31	Assistant Treasurer Since 2006	10	Assistant Treasurer of The FBR Funds since August 2006. Employee of FBR since February 2002, serving in various capacities including Assistant Vice President Fund Administration, Supervisor of Fund Administration, Accountant and Customer Service Representative.	None
Guy F. Talarico, 52 41 Madison Avenue 30th Floor New York, NY 10010	Chief Compliance Officer Since 2006	10	Chief Compliance Officer of the Trust since August 2006. CEO of ALARIC Compliance Services, LLC since January 2006. Co-Chief Executive Officer of EOS Compliance Services, LLC from June 2004 - December 2005. Senior Director of Investors Bank & Trust Institutional Custody Division From February 2001 - June 2004.	None

*
Trustees serve until their resignation, removal, or death, or until they reach the mandatory retirement age of 75 established by the Board. The Trust’s President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other Officers of the Trust serve at the pleasure of the Trustees.

**	Length of time served is measured from the earliest date of service as a Trustee or Officer of any of the Funds or the Predecessor Funds.
***	The “Fund Complex” consists of all mutual funds advised by FBR Capital Markets Holding Group, Inc. (“FBR Capital Markets”) and its affiliate advisers.
†	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE FBR FUNDS
888.888.0025
funds@fbr.com
www.fbrfunds.com

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Transfer Agent
JPMORGAN CHASE BANK, N.A.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Registered Public Accounting Firm
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Registrant had adopted a code of ethics (the “Code”) that applies to Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. The Registrant undertakes to provide a copy of such code to any person upon request, without charge, by calling 888.888.0025.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined at a meeting held October 24, 2006 that William E. Cole, Jr. qualifies as an Audit Committee Financial Expert and he is “independent” as defined under the relevant Securities and Exchange Commission rules and releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees - The aggregate fees billed for the professional services rendered by Tait, Weller & Baker, Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, were $126,900 and $96,000 for all series of the Registrant for the fiscal year ended October 31, 2007 and 2006 respectively.

(b)	Audit Related Fees - There were no fees billed for assurance and related services by Tait, Weller & Baker for the fiscal years ended October 31, 2007 and 2006.
(c)
Tax Fees - The aggregate fees billed by Tait, Weller & Baker, Registrant’s principal accountant for tax compliance, tax advice and tax planning for completing federal and excise tax returns were $28,000 and $21,600 for all series of the Registrant for the fiscal year ended October 31, 2007 and 2006 respectively.

(d)	All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in (a) through (c) above.
(e)
(1) Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or an entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the Registrant. In determining whether to approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.
(2) None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than fifty percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)
Not applicable as no non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01©(7)(ii) of Regulation S-X.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)
Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(3) Not applicable.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The FBR Funds

By (Signature and Title)*	/s/ Kimberly J. Bradshaw	01/02/08

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	01/02/08

	David H. Ellison	Date
President and Principal Executive Officer
The FBR Funds

By (Signature and Title)	/s/ Kimberly J. Bradshaw	01/02/08

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds